                                    TempFund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999


Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (TempFund Shares code:
Wilmington, DE 19809    34; TempFund Administration Shares code: H1; TempFund
                        Dollar Shares code: 20; TempFund Plus Shares code: H4;
                        TempFund Cash Reserve Shares code: H2; TempFund Cash
                        Management Shares code: H3). For other information call: 800-821-7432 or visit our web site at www.pif.com.

                        Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................  10

Shareholder Information....................................................  11

  Price of Fund Shares.....................................................  11

  Purchase of Shares.......................................................  11

  Redemption of Shares.....................................................  12

  Distribution and Shareholder Service Plans...............................  13

  Dividends and Distributions..............................................  14

  Taxes....................................................................  14

Financial Highlights.......................................................  16

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests in a broad range of money market
Policies:         instruments, including government, bank, and commercial
                  obligations and repurchase agreements relating to such obligations.

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income and stability of principal. The Fund is
Fund:             particularly suitable for banks, corporations and other
                  financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                TempFund Shares

                              [CHART APPEARS HERE]

Year                  Annualized Returns
1989                         9.39
1990                         8.27
1991                         6.24
1992                         3.89
1993                         3.12
1994                         4.19
1995                         5.99
1996                         5.42
1997                         5.60
1998                         5.52


   During the ten-year period shown in the bar chart, the highest quarterly return was 9.89% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.08% (for the quarter ended June 30, 1993).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  TempFund Shares...................................... 5.52%   5.24%   5.70%
  TempFund Dollar Shares............................... 5.27%   4.99%   5.45%
  IBC's Money Fund Report: First Tier Institutions--
   Only Money Fund Average*............................ 5.33%   5.16%   5.67%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  TempFund Shares............................................       5.01%
  TempFund Dollar Shares.....................................       4.76%
  IBC's Money Fund Report: First Tier Institutions--Only
   Money Fund Average*.......................................       4.87%
-------------------------------------------------------------------------------

Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: First Tier Institutions--Only Money Fund Average is comprised of institutional money market funds investing in First Tier Eligible money market instruments.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------------
                                                            TempFund
                                                            --------
                                                                              TempFund    TempFund
                                          TempFund     TempFund   TempFund      Cash        Cash
                             TempFund  Administration   Dollar      Plus       Reserve   Management
                              Shares       Shares       Shares     Shares      Shares      Shares
                             --------- --------------- --------- ----------- ----------- -----------
                                         (estimated)             (estimated) (estimated) (estimated)
Management Fees............. .11%         .11%         .11%       .11%        .11%        .11%
Distribution (12b-1) Fees...  --           --           --        .25%         --          --
Other Expenses.............. .12%         .22%         .37%       .12%        .52%        .62%
 Administration Fees........      .11%            .11%      .11%        .11%        .11%        .11%
 Shareholder Servicing Fees.       --              --       .25%         --         .25%        .25%
 Miscellaneous..............      .01%            .11%      .01%        .01%        .16%        .26%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses(1)................ .23%         .33%         .48%       .48%        .63%        .73%
--------------------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for TempFund Shares and TempFund Dollar Shares for the fiscal year ended September 30, 1998, with fee waivers, were .18% and .43%, respectively, of the Fund's average net assets. Total Annual Fund Operating Expenses for TempFund Administration Shares, TempFund Plus Shares, TempFund Cash Reserve Shares and TempFund Cash Management Shares for the fiscal year ended September 30, 1998, with fee waivers, would have been .28% (estimated), .43% (estimated), .58% (estimated) and .68% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       TempFund
                                                       --------
                                                                       TempFund    TempFund
                                     TempFund    TempFund  TempFund      Cash        Cash
                         TempFund Administration  Dollar     Plus       Reserve   Management
                          Shares      Shares      Shares    Shares      Shares      Shares
                         -------- -------------- -------- ----------- ----------- -----------
                                   (estimated)            (estimated) (estimated) (estimated)
One Year................   $ 24        $ 34        $ 49      $ 49        $ 64        $ 75
Three Years.............   $ 74        $106        $154      $154        $202        $233
Five Years..............   $130        $185        $269      $269        $351        $406
Ten Years...............   $293        $418        $604      $604        $786        $906
---------------------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income and stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests in a broad range of money market instruments, including government, bank, and commercial obligations and repurchase agreements relating to such obligations.
                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.
                    The Fund will only purchase securities that present
                  minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities which are rated at the time of purchase in the highest rating category by either Standard & Poor's Ratings Group or Moody's Investors Services, Inc., and will be rated in the highest rating category by any other nationally recognized statistical rating organization ( a "NRSRO") that rates such security (or its issuer).
--------------------------------------------------------------------------------

Investments       The Fund's investments may include the following:

U.S. Government   The Fund may purchase obligations issued or guaranteed by
Obligations       the U.S. Government or its agencies and instrumentalities
                  and related custodial receipts.

Bank Obligations  The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances and bank notes issued or supported by the credit of domestic banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets.

Commercial Paper  The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements.

Asset-Backed      The Fund may invest in asset-backed securities which are
Obligations       backed by mortgages, installment sales contracts, credit
                  card receivables or other assets.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Municipal         The Fund may, when deemed appropriate by the Adviser in
Obligations       light of the Fund's investment objective, invest in high
                  quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Variable and The Fund may purchase variable or floating rate notes, which Floating Rate are instruments that provide for adjustments in the interest
Instruments       rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Repurchase        The Fund may enter into repurchase agreements.
Agreements

Reverse           The Fund may enter into reverse repurchase agreements. The
Repurchase        Fund is permitted to invest up to one-third of its total
Agreements and    assets in reverse repurchase agreements. The Fund may also
Securities        lend its securities with a value of up to one-third of its
Lending           total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types       This Prospectus describes the Fund's principal investment
of Investments    strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.
                  Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund ________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempFund Shares; there is no minimum initial investment for TempFund Administration Shares, TempFund Dollar Shares,
                  TempFund Plus Shares, TempFund Cash Reserve Shares or
                  TempFund Cash Management Shares, however, broker-dealers and other institutional investors may set a minimum for their customers. There is no minimum subsequent investment. The
                  Fund, at its discretion, may reduce the minimum initial investment for TempFund Shares for specific institutions whose aggregate relationship with the Provident
                  Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in TempFund Administration Shares, TempFund Dollar Shares,
                  TempFund Plus Shares, TempFund Cash Reserve Shares or
                  TempFund Cash Management Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in TempFund
                  Administration Shares, TempFund Dollar Shares, TempFund Plus
                  Shares, TempFund Cash Reserve Shares or TempFund Cash
                  Management Shares. (See also "Management of the Fund--
                  Banking Laws," as described in the Statement of Additional
                  Information.)

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.

                  Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Distribution      The Fund offers six classes of shares. The difference
and Shareholder   between the classes of shares is the fees borne by a class
Service Plans     of shares pursuant to separate fees plans adopted by each
                  class. TempFund Shares do not bear any fees for
                  distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the
                  other classes are as follows:
                  -------------------------------------------------------------

                                                                       Cash
                                              Shareholder 12b- Cash    Sweep
                                      Service   Service    1   Sweep Marketing Total
             Class                      Fee       Fee     Fee   Fee     Fee    Fees
             ------------------------ ------- ----------- ---- ----- --------- -----
             Administration Shares...  .10%        --       --   --      --    .10%
             Dollar Shares...........    --      .25%       --   --      --    .25%
             Plus Shares.............    --        --     .25%   --      --    .25%
             Cash Reserve Shares.....  .10%      .25%       -- .05%      --    .40%
             Cash Management Shares..  .10%      .25%       -- .05%    .10%    .50%
                  ------------------------------------------------------------------

                     Service Fees are paid for general shareholder liaison
                  services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. The Fund has adopted a plan pursuant to Rule 12b-1. 12b-1 Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.
                     Shares of the Fund are not sold to individuals, but may
                  be sold to the following entities, which hold the shares for the accounts of their customers.
                  Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an outgoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.

                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________
The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares of the Fund have not yet commenced operations, therefore no financial information has been provided for these classes.

TempFund Shares
The table below sets forth selected financial data for a TempFund Share outstanding throughout each year presented.

                                           Year Ended September 30,
                            ------------------------------------------------------------------
                                  1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
Income from Investment Op-
 erations
  Net Investment Income          .0549         .0539         .0541         .0567         .0360
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                      --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total From Investment Op-
 erations                        .0549         .0539         .0541         .0567         .0360
-------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)           (.0549)       (.0539)       (.0541)       (.0567)       (.0360)
  Distributions (from
   capital gains)                   --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total Distributions             (.0549)       (.0539)       (.0541)       (.0567)       (.0360)
-------------------------------------------------------------------------------------------------
Net Asset Value End of
 Period                        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return                     5.63%         5.53%         5.55%         5.82%         3.66%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of Year
   (000's)                  $9,686,491    $8,060,501    $5,715,004    $5,351,346    $4,480,851
  Ratio of Expenses to
   Average Daily Net
   Assets                         .18%(1)       .18%(1)       .18%(1)       .24%(1)       .25%(1)
  Ratio of Net Investment
   Income to Average Daily
   Net Assets                    5.50%         5.39%         5.41%         5.67%         3.60%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Shares would have been .23% for the year ended September 30, 1998, .24% for the year ended September 30, 1997, .26% for the year ended September 30, 1996 and .27% for the years ended September 30, 1995 and 1994, respectively.

Financial Highlights (Continued) _______________________________________________
TempFund Dollar Shares
The table below sets forth selected financial data for a TempFund Dollar Share outstanding throughout each year presented.

                                  Year Ended September 30,
                         -------------------------------------------------------
                             1998        1997        1996       1995        1994
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
-----------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0524       .0514       .0516      .0542       .0335
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --         --          --
-----------------------------------------------------------------------------------
Total From Investment
 Operations                 .0524       .0514       .0516      .0542       .0335
-----------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0524)     (.0514)     (.0516)    (.0542)     (.0335)
  Distributions (from
   capital gains)              --          --          --         --          --
-----------------------------------------------------------------------------------
Total Distributions        (.0524)     (.0514)     (.0516)    (.0542)     (.0335)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                   $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return                5.38%       5.27%       5.30%      5.57%       3.41%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $302,476    $355,284    $162,119    $81,828    $102,105
  Ratio of Expenses to
   Average Daily Net
   Assets                    .43%(1)     .43%(1)     .43%(1)    .49%(1)     .50%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   5.25%       5.14%       5.16%      5.42%       3.35%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Dollar Shares would have been .48% for the year ended September 30, 1998, .49% for the year ended September 30, 1997, .51% for the year ended September 30, 1996 and .52% for the years ended September 30, 1995 and 1994, respectively.

Where to Find More Information _________________________________________________

The Statement of Additional Information ("the SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354


TempFund


An Investment Portfolio offered by
Provident Institutional Funds.


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                              February 10, 1999



PIF-P-001

                                    TempCash

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999



Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (TempCash Shares code:
Wilmington, DE 19809    21; TempCash Dollar Shares code: 23). For other
                        information call: 800-821-7432 or visit our web site at www.pif.com.

                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................  11

Shareholder Information....................................................  12

  Price of Fund Shares.....................................................  12

  Purchase of Shares.......................................................  12

  Redemption of Shares.....................................................  13

  Shareholder Service Plan.................................................  14

  Dividends and Distributions..............................................  15

  Taxes....................................................................  15

Financial Highlights.......................................................  16

Risk/Return       ____________________________________________________________
Summary

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.


Investment        The Fund invests in a broad range of money market
Policies:         instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least
                  25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations.

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     Because of its concentration in the financial services
                  industry, the Fund will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income and stability of principal. The Fund is
Fund:             particularly suitable for banks, corporations and other
                  financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                TempCash Shares

                             [CHART APPEARS HERE]

Year                  Annualized Returns
1989                        9.56
1990                        8.42
1991                        6.27
1992                        3.83
1993                        3.15
1994                        4.30
1995                        6.02
1996                        5.44
1997                        5.62
1998                        5.55


   During the ten-year period shown in the bar chart, the highest quarterly return was 10.15% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.07% (for the quarter ended March 31, 1993).

The Fund's Average Annual Total Return For Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  TempCash Shares...................................... 5.55%   5.29%   5.74%
  TempCash Dollar Shares............................... 5.30%   5.04%   5.49%
  IBC's Money Fund Report: First Tier Institutions--
   Only Money Fund Average*............................ 5.33%   5.16%   5.67%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  TempCash Shares............................................       5.05%
  TempCash Dollar Shares.....................................       4.80%
  IBC's Money Fund Report: First Tier Institutions--Only
   Money Fund Average*.......................................       4.87%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: First Tier Institutions--Only Money Fund Average is comprised of institutional money market funds investing in First Tier Eligible money market instruments.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                                                TempCash
                                                         -----------------------
                                                         TempCash    TempCash
                                                          Shares   Dollar Shares
                                                         --------- -------------
Management Fees......................................... .15%        .15%
Other Expenses.......................................... .17%        .42%
 Administration Fees....................................      .15%          .15%
 Shareholder Servicing Fees.............................       --           .25%
 Miscellaneous..........................................      .02%          .02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)................. .32%        .57%
--------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for TempCash Shares and TempCash Dollar Shares for the fiscal year ended September 30, 1998, with fee waivers, were .18% and .43%, respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 TempCash
                                                          ----------------------
                                                          TempCash   TempCash
                                                           Shares  Dollar Shares
                                                          -------- -------------
One Year.................................................   $ 33       $ 58
Three years..............................................   $103       $183
Five Years...............................................   $180       $318
Ten Years................................................   $406       $714
--------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income and stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. At least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations, unless the Fund is in a temporary defensive position.
                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund generally will limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.
                     The Fund will only purchase securities that present
                  minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

                  . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

                  . securities that are issued or guaranteed by a person with such ratings;

                  . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

                  . securities issued or guaranteed as to principal or
                    interest by the U.S. Government or any of its agencies or instrumentalities; or

                  . securities issued by other open-end investment Companies that invest in the type of obligations in which the Fund
                    may invest.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:

U.S. Government   The Fund may purchase obligations issued or guaranteed by
Obligations       the U.S. Government or its agencies and instrumentalities
                  and related custodial receipts.

Bank Obligations  The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances, bank notes and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

Commercial Paper  The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Asset-Backed      The Fund may invest in asset-backed securities which are
Obligations       backed by mortgages, installment sales contracts, credit
                  card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Municipal         The Fund may, when deemed appropriate by the Adviser in
Obligations       light of the Fund's investment objective, invest in high
                  quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Guaranteed        The Fund may make investments in obligations, such as
Investment        guaranteed investment contracts and similar funding
Contracts         agreements (collectively "GICs"), issued by highly rated
                  U.S. insurance companies. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Variable          The Fund may purchase variable or floating rate notes, which and Floating are instruments that provide for adjustments in the interest Rate Instruments rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Repurchase        The Fund may enter into repurchase agreements.
Agreements

Reverse           The Fund may enter into reverse repurchase agreements. The
Repurchase        Fund is permitted to invest up to one-third of its total
Agreements        assets in reverse repurchase agreements. The Fund may also
and Securities    lend its securities with a value of up to one-third of its
Lending           total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.
                  Reverse
                  repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The fund does not currently intend to employ investment strategies that involve leverage risk.

Concentration     The Fund intends to concentrate more than 25% of its total assets in the obligations of issuers in the financial services industry and repurchase agreements relating to such obligations. Because the Fund concentrates its assets in the financial services industry it will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions.

Foreign Exposure  Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.


Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.

                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.
                      Payment for Fund shares may be made only in federal
                   funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempCash Shares and $5,000 for TempCash Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                   Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                      Conflict of interest restrictions may apply to an
                   institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in TempCash Dollar Shares. (See also "Management of the Fund-- Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in TempCash Dollar Shares. (See also "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption of      Redemption orders must be transmitted to PFPC in
Shares             Wilmington, Delaware in the manner described under
                   "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  TempCash Shares account if the value of the account is less than $100,000, and in any TempCash Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempCash Shares account to $100,000 or more or its TempCash Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Shareholder       Institutional investors, such as banks, savings and loan
Service Plan      associations and other financial institutions, including
                  affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. TempCash Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service
                  Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund Service
                  Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers;
                  providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service
                  Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. TempCash
                  Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Dividends are determined in the same manner for each
                  class of shares of the Fund. TempCash Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on TempCash Dollar
                  Shares will be approximately .25% lower than the dividend on TempCash Shares.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December or any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempCash Shares

The table below sets forth selected financial data for a TempCash Share outstanding throughout each year presented.

                                           Year Ended September 30,
                            ------------------------------------------------------------------
                                  1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income          .0552         .0541         .0542         .0575         .0370
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                      --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total From Investment
 Operations                      .0552         .0541         .0542         .0575         .0370
-------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)           (.0552)       (.0541)       (.0542)       (.0575)       (.0370)
  Distributions (from
   capital gains)                   --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total Distributions             (.0552)       (.0541)       (.0542)       (.0575)       (.0370)
-------------------------------------------------------------------------------------------------
Net Asset Value End of
 Period                        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return                     5.66%         5.55%         5.56%         5.90%         3.76%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of Year
   (000's)                  $2,499,114    $1,991,037    $1,835,326    $1,316,166    $2,330,456
  Ratio of Expenses to
   Average Daily Net
   Assets                         .18%(1)       .18%(1)       .18%(1)       .16%(1)       .16%(1)
  Ratio of Net Investment
   Income to Average Daily
   Net Assets                    5.52%         5.41%         5.42%         5.75%         3.70%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempCash Shares would have been .32% for the year ended September 30, 1998, .30% for the year ended September 30, 1997, .33% for the year ended September 30, 1996, .30% for the year ended September 30, 1995 and .33% for the year ended September 30, 1994.

Financial Highlights (Continued) _______________________________________________

TempCash Dollar Shares

The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.

                                   Year Ended September 30,
                         --------------------------------------------------------
                             1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0527       .0516       .0517       .0550       .0345
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --          --          --
------------------------------------------------------------------------------------
Total From Investment
 Operations                 .0527       .0516       .0517       .0550       .0345
------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0527)     (.0516)     (.0517)     (.0550)     (.0345)
  Distributions (from
   capital gains)              --          --          --          --          --
------------------------------------------------------------------------------------
Total Distributions        (.0527)     (.0516)     (.0517)     (.0550)     (.0345)
------------------------------------------------------------------------------------
Net Asset Value End of
 Period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return                5.41%       5.29%       5.31%       5.65%       3.51%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $503,809    $401,529    $527,830    $454,156    $397,948
  Ratio of Expenses to
   Average Daily Net
   Assets                    .43%(1)     .43%(1)     .43%(1)     .41%(1)     .41%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   5.27%       5.16%       5.17%       5.50%       3.45%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempCash Dollar Shares would have been .57% for the year ended September 30, 1998, .55% for the year ended September 30, 1997, .58% for the year ended September 30, 1996, .55% for the year ended September 30, 1995 and .58% for the year ended September 30, 1994.

Where to Find More Information _______________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.


TempCash


An Investment Portfolio offered by
Provident Institutional Funds


   [ARTWORK      PROVIDENT
 APPEARS HERE]   INSTITUTIONAL
                 FUNDS


                                                                      Prospectus
                                                               February 10, 1999


PIF-P-002

                                    FedFund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999

Bellevue Park Corporate For purchase and redemption orders only call: 800-441-
Center 400 Bellevue     7450 (in Delaware: 302-791-5350). For yield
Parkway                 information call: 800-821-6006 (FedFund Shares code:
Wilmington, DE 19809    30; FedFund Dollar Shares code: 31). For other
                        information call: 800-821-7432 or visit our web site at www.pif.com.

                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................   9

Shareholder Information....................................................  10

  Price of Fund Shares.....................................................  10

  Purchase of Shares.......................................................  10

  Redemption of Shares.....................................................  11

  Shareholder Service Plan.................................................  12

  Dividends and Distributions..............................................  13

  Taxes....................................................................  13

Financial Highlights.......................................................  14

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests in a portfolio consisting of U.S. Treasury
Policies:         bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

Principal Risks   Securities issued or guaranteed by the U.S. Government, its
of Investing:     agencies and instrumentalities have historically involved
                  little risk of loss of principal if held to maturity.
                  However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income with liquidity and security of principal. The
Fund:             Fund is particularly suitable for banks, corporations and
                  other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                FedFund Shares

                       [PERFORMANCE GRAPH APPEARS HERE]

Year                Annualized Returns
1989                      9.29
1990                      8.15
1991                      6.13
1992                      3.82
1993                      3.11
1994                      4.22
1995                      5.92
1996                      5.34
1997                      5.47
1998                      5.38


   During the ten-year period shown in the bar chart, the highest quarterly return was 9.81% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.07% (for the quarter ended June 30, 1993).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                             1     5
                                                           Year  Years 10 Years
                                                           ----- ----- --------
  FedFund Shares.......................................... 5.38% 5.18%  5.67%
  FedFund Dollar Shares................................... 5.13% 4.93%  5.42%
  IBC's Money Fund Report: Government Institutions--Only
   Money Fund Average*.................................... 5.11% 4.99%  5.50%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  FedFund Shares.............................................       4.87%
  FedFund Dollar Shares......................................       4.62%
  IBC's Money Fund Report: Government Institutions--Only
   Money Fund Average*.......................................       4.52%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Government Institutions--Only Money Fund Average is comprised of institutional money market funds investing in U.S. T-bills, Repurchase Agreements and/or Government Agencies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING
 EXPENSES (expenses
 that are deducted from
 Fund assets)
--------------------------------------------------------------------------------

                                                                   FedFund
                                                                   -------
                                                                        FedFund
                                                              FedFund   Dollar
                                                              Shares    Shares
                                                             --------- ---------
Management Fees............................................. .12%      .12%
Other Expenses.............................................. .16%      .41%
 Administration Fees........................................      .12%      .12%
 Shareholder Servicing Fees.................................       --       .25%
 Miscellaneous..............................................      .04%      .04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)..................... .28%      .53%
--------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for FedFund Shares and FedFund Dollar Shares for the fiscal year ended October 31, 1998, with fee waivers, were .20% and .45%, respectively, of the Fund's average net assets. BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     FedFund
                                                                     -------
                                                                         FedFund
                                                                 FedFund Dollar
                                                                 Shares  Shares
                                                                 ------- -------
One Year........................................................  $ 29    $ 54
Three years.....................................................  $ 90    $170
Five Years......................................................  $157    $296
Ten Years.......................................................  $356    $665

--------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (in addition to direct Treasury obligations) and repurchase agreements relating to such obligations.
                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission.
--------------------------------------------------------------------------------

Investments       The Fund's investments may include the following:

U.S. Government   The Fund may purchase obligations issued or guaranteed by
Obligations       the U.S. Government or its agencies and instrumentalities
                  and related custodial receipts.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Repurchase        The Fund may enter into repurchase agreements.
Agreements

Reverse           The Fund may enter into reverse repurchase agreements. The
Repurchase        Fund is permitted to invest up to one-third of its total
Agreements        assets in reverse repurchase agreements. The Fund may also
and Securities    lend its securities with a value of up to one-third of its
Lending           total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types       This Prospectus describes the Fund's principal investment
of Investments    strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Government securities are generally considered to be the safest type of investment in terms of credit risk. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Reverse repurchase agreements, securities lending transactions and when-issued or delayed settlement transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The
                  Fund does not currently intend to employ investment strategies that involve leverage risk.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and

                  PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase          Fund shares are sold at the net asset value per share next
of Shares         determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for FedFund Shares and $5,000 for FedFund Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for FedFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in FedFund Dollar Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in FedFund Dollar Shares. (See also "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption        Redemption orders must be transmitted to PFPC in Wilmington,
of Shares         Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder.
                  Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's FedFund
                  Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information."

Shareholder       Institutional investors, such as banks, savings and loan
Service Plan      associations and other financial institutions, including
                  affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. FedFund Dollar Shares are identical in all respects to FedFund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service
                  Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--
                  Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers;
                  providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service
                  Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. FedFund
                  Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Dividends are determined in the same manner for each
                  class of shares of the Fund. FedFund Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on FedFund Dollar
                  Shares will be approximately .25% lower than the dividend on FedFund Shares.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________
The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

FedFund Shares
The table below sets forth selected financial data for a FedFund Share outstanding throughout each year presented.

                                            Year Ended October 31,
                            ------------------------------------------------------------------
                                  1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
Income from Investment Op-
 erations
  Net Investment Income          .0535         .0530         .0529         .0571         .0377
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                      --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total From Investment
 Operations                      .0535         .0530         .0529         .0571         .0377
-------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)           (.0535)       (.0530)       (.0529)       (.0571)       (.0377)
  Distributions (from
   capital gains)                   --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total Distributions             (.0535)       (.0530)       (.0529)       (.0571)       (.0377)
-------------------------------------------------------------------------------------------------
Net Asset Value End of Pe-
 riod                          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return                     5.48%         5.43%         5.41%         5.86%         3.84%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of Year
   (000's)                  $1,116,979    $1,220,857    $1,407,529    $1,377,175    $1,557,562
  Ratio of Expenses to
   Average Daily Net
   Assets                         .20%(1)       .20%(1)       .19%(1)       .18%(1)       .18%(1)
  Ratio of Net Investment
   Income to Average Daily
   Net Assets                    5.35%         5.30%         5.29%         5.71%         3.76%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for FedFund Shares would have been .28% for the year ended October 31, 1998, .29% for the year ended October 31, 1997, .30% for the year ended October 31, 1996, .29% for the year ended October 31, 1995 and .30% for the year ended October 31, 1994.

Financial Highlights (Continued) _______________________________________________
FedFund Dollar Shares
The table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                   Year Ended October 31,
                         -------------------------------------------------------
                            1998        1997        1996        1995        1994
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
-----------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income    .0510       .0505       .0504       .0546       .0352
  Net Gains or Losses on
Securities (both
 realized and
 unrealized)                  --          --          --          --          --
-----------------------------------------------------------------------------------
Total From Investment
 Operations                .0510       .0505       .0504       .0546       .0352
-----------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)     (.0510)     (.0505)     (.0504)     (.0546)     (.0352)
  Distributions (from
   capital gains)             --          --          --          --          --
-----------------------------------------------------------------------------------
Total Distributions       (.0510)     (.0505)     (.0504)     (.0546)     (.0352)
-----------------------------------------------------------------------------------
Net Asset Value End of
 Period                  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return               5.23%       5.18%       5.16%       5.61%       3.59%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $30,459    $116,316    $113,747    $213,177    $135,769
  Ratio of Expenses to
   Average Daily Net
   Assets                   .45%(1)     .45%(1)     .44%(1)     .43%(1)     .43%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                  5.10%       5.05%       5.04%       5.46%       3.51%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average to daily net assets for FedFund Dollar Shares would have been .53% for the year ended October 31, 1998, .54% for the year ended October 31, 1997, .55% for the year ended October 31, 1996, .54% for the year ended October 31, 1995 and .55% for the year ended October 31, 1994.

Where to Find More Information _________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.


FedFund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                               February 10,1999


PIF-P-003

                                     T-Fund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999


Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (T-Fund Shares code:
Wilmington, DE 19809    60; T-Fund Administration Shares code: N1; T-Fund
                        Dollar Shares code: 61; T-Fund Plus Shares code: 32;
                        T-Fund Cash Reserve Shares code: N2; T-Fund Cash
                        Management Shares code: N3). For other information call: 800-821-7432 or visit our web site at www.pif.com.

                        Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................   9

Shareholder Information....................................................  10

  Price of Fund Shares.....................................................  10

  Purchase of Shares.......................................................  10

  Redemption of Shares.....................................................  11

  Distribution and Shareholder Service Plans...............................  12

  Dividends and Distributions..............................................  13

  Taxes....................................................................  13

Financial Highlights.......................................................  15

Risk/Return Summary ____________________________________________________________
Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests in U.S. Treasury bills, notes, trust
Policies:         receipts and direct obligations of the U.S. Treasury and
                  repurchase agreements relating to direct Treasury obligations.

Principal Risk    Securities issued or guaranteed by the U.S. Government have
of Investing:     historically involved little risk of loss of principal if
                  held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income with liquidity and security of principal. The
Fund:             Fund is particularly suitable for banks, corporations and
                  other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.


   During the ten-year period shown in the bar chart, the highest quarterly return was 9.80% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.04% (for the quarter ended December 31, 1993).


                                 T-Fund Shares

                           [BAR CHART APPEARS HERE]

Year          Annualized Returns
1989                9.20
1990                8.22
1991                6.21
1992                3.83
1993                3.07
1994                3.91
1995                5.86
1996                5.33
1997                5.44
1998                5.34

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  T-Fund Shares ....................................... 5.34%   5.09%   5.63%
  T-Fund Dollar Shares ................................ 5.09%   4.84%   5.38%
  IBC's Money Fund Report: Government Institutions--
   Only Money Fund Average*............................ 5.11%   4.99%   5.50%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  T-Fund Shares .............................................       4.75%
  T-Fund Dollar Shares ......................................       4.50%
  IBC's Money Fund Report: Government Institutions--Only
   Money Fund Average* ......................................       4.52%
-------------------------------------------------------------------------------

Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Government Institutions--Only Money Fund average is comprised of institutional money market funds investing in U.S. T-bills, Repurchase Agreements and/or Government Agencies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                          T-Fund
                                                          ------
                                                                            T-Fund      T-Fund
                                        T-Fund       T-Fund     T-Fund       Cash        Cash
                           T-Fund   Administration   Dollar      Plus       Reserve   Management
                           Shares       Shares       Shares     Shares      Shares      Shares
                          --------- --------------- --------- ----------- ----------- -----------
                                      (estimated)             (estimated) (estimated) (estimated)
Management Fees ........  .13%       .13%           .13%      .13%        .13%        .13%
Distribution (12b-1)
 Fees ..................   --           --           --       .25%          --          --
Other Expenses .........  .14%       .24%           .39%      .14%        .54%        .64%
 Administration Fees ...       .13%          .13%        .13%       .13%        .13%        .13%
 Shareholder Servicing
  Fees .................        --              --       .25%         --        .25%        .25%
 Miscellaneous .........       .01%          .11%        .01%       .01%        .16%        .26%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses(1) .  .27%       .37%           .52%      .52%        .67%        .77%
-----------------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for T-Fund Shares and T-Fund Dollar Shares for the fiscal year ended October 31, 1998, with fee waivers, were .20% and .43%, respectively, of the Fund's average net assets. Total Annual Fund Operating Expenses for T-Fund Administration Shares, T-Fund Plus Shares, T-Fund Cash Reserve Shares and T-Fund Cash Management Shares for the fiscal year ended October 31, 1998, with fee waivers, would have been .30% (estimated), .45% (estimated), .60% (estimated), and .70% (estimated), respectively, of the Fund's average net assets. BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            T-Fund
                                            ------
                          T-Fund     T-Fund   T-Fund    T-Fund Cash T-Fund Cash
               T-Fund Administration Dollar    Plus       Reserve   Management
               Shares     Shares     Shares   Shares      Shares      Shares
               ------ -------------- ------ ----------- ----------- -----------
                       (estimated)          (estimated) (estimated) (estimated)
One Year .....  $ 28       $ 38       $ 53     $ 53        $ 68        $ 79
Three years ..  $ 87       $119       $167     $167        $214        $246
Five Years ...  $152       $208       $291     $291        $373        $428
Ten Years ....  $343       $468       $653     $653        $835        $954
-------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and security of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills, notes, trust receipts and repurchase agreements relating to direct
                  Treasury obligations.
                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission.
--------------------------------------------------------------------------------

Investments       The Fund's investments may include the following:

U.S. Treasury     The Fund may purchase direct obligations of the U.S.
Obligations       Treasury. The Fund may invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Repurchase        The Fund may enter into repurchase agreements.
Agreements

Reverse           The Fund may enter into reverse repurchase agreements. The
Repurchase        Fund is permitted to invest up to one-third of its total
Agreements and    assets in reverse repurchase agreements. The Fund may also
Securities        lend its securities with a value of up to one-third of its
Lending           total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued       The Fund may purchase securities on a "when-issued" or
and Delayed       "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types       This Prospectus describes the Fund's principal investment
of Investments    strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Treasury securities are considered to be the safest type of investment in terms of credit risk.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Reverse repurchase agreements, securities lending transactions and when-issued or delayed settlement transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The
                  Fund does not currently intend to employ investment strategies that involve leverage risk.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .09% (net of waivers) of its average net assets.
                  The services provided
                  by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional
                  Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M.,
                  Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for T-Fund Shares; there is no minimum initial investment for T-Fund Administration Shares, T-Fund Dollar
                  Shares, T-Fund Plus Shares, T-Fund Cash Reserve Shares or T-
                  Fund Cash Management Shares, however, broker-dealers and other institutional investors may set a minimum for their customers. There is no minimum subsequent investment. The
                  Fund, at its discretion, may reduce the minimum initial investment for T-Fund Shares for specific institutions whose aggregate relationship with the Provident Institutional
                  Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in T-Fund
                  Administration Shares, T-Fund Dollar Shares, T-Fund Plus
                  Shares, T-Fund Cash Reserve Shares and T-Fund Cash
                  Management Shares. (See also "Management of the Fund--
                  Organizations," as described in the Statement of Additional
                  Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in T-Fund Administration Shares, T-Fund
                  Dollar Shares, T-Fund Plus Shares, T-Fund Cash Reserve
                  Shares and T-Fund Cash Management Shares. (See also
                  "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption        Redemption orders must be transmitted to PFPC in Wilmington,
of Shares         Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  Telephone instructions for redemptions received between 3:00
                  P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-
                  791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder.
                  Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's T-Fund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and
                  Redemption Information."

Distribution and  The Fund offers six classes of shares. The difference
Shareholder       between the classes of shares is the fees borne by a class
Service Plans     of shares pursuant to separate fee plans adopted by each
                  class. T-Fund Shares do not bear any fees for distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the other classes are as follows:

                  -------------------------------------------------------------

                                                                        Cash
                                              Shareholder       Cash    Sweep
                                      Service   Service   12b-1 Sweep Marketing Total
             Class                      Fee       Fee      Fee   Fee     Fee    Fees
             ------------------------ ------- ----------- ----- ----- --------- -----
             Administration Shares...  .10%        --       --    --      --    .10%
             Dollar Shares...........    --      .25%       --    --      --    .25%
             Plus Shares.............    --        --     .25%    --      --    .25%
             Cash Reserve Shares.....  .10%      .25%       --  .05%      --    .40%
             Cash Management Shares..  .10%      .25%       --  .05%    .10%    .50%
                  -------------------------------------------------------------------

                     Service Fees are paid for general shareholder liaison
                  services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. The Fund has adopted a plan pursuant to Rule 12b-
                  1. 12b-1

                  Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.
                     Shares of the Fund are not sold to individuals, but may
                  be sold to the following entities, which hold the shares for the accounts of their customers. Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an ongoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulation, Inc.

Dividends and     The Fund declares daily and distributes substantially all of
Distributions     its net investment income to shareholders monthly. Shares
                  begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.
                     Shareholders will generally not be subject to state and
                  local taxes on distributions to the extent attributable to interest on U.S. Treasury obligations. State income taxes may apply however to the portion of the Fund's distributions, if any, that are attributable to interest on obligations that are not Federal Securities, such as repurchase agreements.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________
The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares of the Fund have not yet commenced operations, therefore no financial information has been provided for these classes.

T-Fund Shares
The table below sets forth selected financial data for a T-Fund Share outstanding throughout each year presented.

                                            Year Ended October 31,
                            ------------------------------------------------------------------
                                  1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------
Income from Investment Op-
 erations
  Net Investment Income          .0532         .0528         .0528         .0565         .0368
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                      --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total From Investment Op-
 erations                        .0532         .0528         .0528         .0565         .0368
-------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)           (.0532)       (.0528)       (.0528)       (.0565)       (.0368)
  Distributions (from
   capital gains)                   --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total Distributions             (.0532)       (.0528)       (.0528)       (.0565)       (.0368)
-------------------------------------------------------------------------------------------------
Net Asset Value End of Pe-
 riod                       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return                     5.46%         5.41%         5.40%         5.80%         3.75%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of Year
   (000's)                  $2,544,001    $1,765,332    $1,507,603    $1,211,220    $1,012,977
  Ratio of Expenses to
   Average Daily Net
   Assets                         .20%(1)       .20%(1)       .19%(1)       .18%(1)       .18%(1)
  Ratio of Net Investment
   Income to Average Daily
   Net Assets                    5.31%         5.28%         5.26%         5.66%         3.65%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for T-Fund Shares would have been .27% for the year ended October 31, 1998, .29% for the year ended October 31, 1997, .30% for the year ended October 31, 1996 and .29% for the years ended October 31, 1995 and 1994, respectively.

Financial Highlights (Continued) _______________________________________________
T-Fund Dollar
Shares
The table below sets forth selected financial data for a T-Fund Dollar Share outstanding throughout each year presented.

                                   Year Ended October 31,
                         ------------------------------------------------------
                             1998        1997        1996       1995       1994
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
----------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0507       .0503       .0503      .0540      .0343
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --         --         --
----------------------------------------------------------------------------------
Total From Investment
 Operations                 .0507       .0503       .0503      .0540      .0343
----------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0507)     (.0503)     (.0503)    (.0540)    (.0343)
  Distributions (from
   capital gains)              --          --          --         --         --
----------------------------------------------------------------------------------
Total Distributions        (.0507)     (.0503)     (.0503)    (.0540)    (.0343)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                  $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return                5.21%       5.16%       5.15%      5.55%      3.50%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ratios/Supplement Data   $777,385    $516,092    $351,271    $82,502    $22,195
  Net Assets, End of
   Year (000's)
  Ratio of Expenses to
   Average Daily Net
   Assets                    .45%(1)     .45%(1)     .44%(1)    .43%(1)    .43%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   5.06%       5.03%       5.01%      5.41%      3.40%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for T-Fund Dollar Shares would have been .52% for the year ended October 31, 1998, .54% for the year ended October 31, 1997, .55% for the year ended October 31, 1996 and .54% for the years ended October 31, 1995 and 1994, respectively.

Where to Find More Information _________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.



T-Fund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                              February 10, 1999


PIF-P-006

                              Treasury Trust Fund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999



Bellevue Park Corporate Center         For purchase and redemption orders only
400 Bellevue Parkway                   call: 800-441-7450 (in Delaware: 302-791-
Wilmington, DE 19809                   5350). For yield information call: 800-
                                       821-6006 (Treasury Trust Fund Shares
                                       code: 62; Treasury Trust Fund Dollar
                                       Shares code: 63). For other information
                                       call: 800-821-7432 or visit our website
                                       at www.pif.com.

                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................   9

Shareholder Information....................................................   9

  Price of Fund Shares.....................................................   9

  Purchase of Shares.......................................................   9

  Redemption of Shares.....................................................  11

  Shareholder Service Plan.................................................  11

  Dividends and Distributions..............................................  12

  Taxes....................................................................  12

Financial Highlights.......................................................  14

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests solely in direct obligations of the U.S.
Policies:         Treasury, such as Treasury bills, notes and trust receipts.
                  Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

Principal Risks   Securities issued or guaranteed by the U.S. Government have
of Investing:     historically involved little risk of loss of principal if
                  held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     The Fund may from time to time engage in portfolio
                  trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. In addition, shareholders in a particular state that imposes income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the states income tax.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income with liquidity and security of principal. The
Fund:             Fund is particularly suitable for banks, corporations and
                  other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. The Fund's investment policies are intended to qualify Fund shares for the investment of funds of federally regulated thrifts. The Fund intends to qualify its shares as "short-term liquid assets" as established in the published rulings, interpretations, and regulations of the Office of Thrift Supervision. However, investing institutions are advised to consult their primary regulator for concurrence that Fund shares qualify under applicable regulations and policies.

Performance Information

The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                              [CHART APPEARS HERE]

Date            Annualized Returns
----            ------------------
1990                   7.94
1991                   5.87
1992                   3.54
1993                   2.96
1994                   3.98
1995                   5.66
1996                   5.12
1997                   5.19
1998                   4.99

   During the ten-year period shown in the bar chart, the highest quarterly return was 9.01% (for the quarter ended September 30, 1989) and the lowest quarterly return was 2.84% (for the quarter ended June 30, 1993).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  Treasury Trust Fund Shares...........................  4.99%  4.99%    5.26%
  Treasury Trust Fund Dollar Shares....................  4.74%  4.74%    5.01%
  IBC's Money Fund Report: Government Institutions--
   Only Money Fund Average*............................  5.11%  4.99%    5.50%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  Treasury Trust Fund Shares.................................       4.34%
  Treasury Trust Fund Dollar Shares..........................       4.09%
  IBC's Money Fund Report: Government Institutions--Only
   Money Fund Average*.......................................       4.52%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Government Institutions--Only Money Fund Average is comprised of institutional money market funds investing in U.S. T-Bills, Repurchase Agreements and/or Government Agencies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
                                                      Treasury Trust Fund
                                                      -------------------
                                                                Treasury Trust
                                                Treasury Trust    Fund Dollar
                                                  Fund Shares       Shares
                                                --------------- ---------------
Management Fees................................    .12%            .12%
Other Expenses.................................    .16%            .41%
 Administration Fees...........................            .12%            .12%
 Shareholder Servicing Fees....................             --             .25%
 Miscellaneous.................................            .04%            .04%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)........    .28%            .53%
-------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for Treasury Trust Fund Shares and Treasury Trust Fund Dollar Shares for the fiscal year ended October 31, 1998, with fee waivers, were .20% and .45%, respectively, of the Fund's average net assets. BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                Treasury Trust Fund
                                                -------------------
                                                          Treasury Trust
                                           Treasury Trust  Fund Dollar
                                            Fund Shares       Shares
                                           -------------- --------------
One Year..................................      $ 29           $ 54
Three years...............................      $ 90           $170
Five Years................................      $157           $296
Ten Years.................................      $356           $665
--------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and
                  security of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder
                  approval. The Fund invests solely in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts.
                     The Fund invests in securities maturing within one year
                  or less, with certain exceptions. For example, certain
                  government securities held by the Fund may have remaining
                  maturities exceeding 13 months if such securities provide
                  for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and
                  Exchange Commission.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:

U.S. Treasury     To the extent consistent with its investment objectives, the
Obligations       Fund may invest in direct obligations of the U.S. Treasury.
                  The Fund may invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of
                  Securities program ("STRIPS").

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  government securities are generally considered to be the safest type of investment in terms of credit risk.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets.
                  The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone
                  (800-441-7450; in Delaware: 302-791-5350) or through the
                  Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order.
                  (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Treasury Trust Fund Shares and $5,000 for Treasury Trust
                  Fund Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The
                  Fund, at its discretion, may reduce the minimum initial investment for Treasury Trust Fund Shares for specific institutions whose aggregate relationship with the Provident
                  Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Treasury Trust Fund Dollar Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Treasury
                  Trust Fund Dollar Shares.

                  (See also "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next
                  determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 2:30 P.M., Eastern time, on a
                  Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for
                  redemption orders which are received between 2:30 P.M. and
                  4:00 P.M., Eastern time, or on a day when PNC Bank is
                  closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000
                  after sixty-days' prior written notice to the shareholder.
                  Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If
                  during the sixty-day period the shareholder increases the
                  value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholders Treasury Trust
                  Shares account falls below an average of $100,000 in any
                  particular calendar month, the account may be charged an
                  account maintenance fee with respect to that month. In
                  addition, the Fund may also redeem shares involuntarily
                  under certain special circumstances described in the
                  Statement of Additional Information under "Additional
                  Purchase and Redemption Information."
                  -------------------------------------------------------------

Shareholder       Institutional investors, such as banks, savings and loan
Service Plan      associations and other financial institutions, including
                  affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Treasury Trust Fund Dollar Shares are identical in all respects to Treasury Trust Fund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the

                  Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Treasury Trust Fund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Dividends are determined in the same manner for each
                  class of shares of the Fund. Treasury Trust Fund Dollar
                  Shares bear all the expense of fees paid to Service
                  Organizations, and as a result, at any given time, the dividend on Treasury Trust Fund Dollar Shares will be approximately .25% lower than the dividend on Treasury Trust
                  Fund Shares.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.

                     To the extent permissible by federal and state law, the
                  Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. Substantially all dividends paid to shareholders residing in certain states will be exempt or excluded from state income tax. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company such as the Fund that are attributable to interest on direct U.S. Treasury obligations are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Investors should be aware of the application of their state and local tax laws to investments in the Fund.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

Treasury Trust Fund Shares

The table below sets forth selected financial data for a Treasury Trust Fund Share outstanding throughout each year presented.

                                       Year Ended October 31,
                         --------------------------------------------------------------
                               1998        1997        1996          1995          1994
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period        $  1.00     $  1.00     $  1.00       $  1.00       $  1.00
------------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income       .0502       .0504       .0508         .0545         .0359
  Net Gains or Losses on
   Securities (both
   realized
   and unrealized)               --          --          --            --            --
------------------------------------------------------------------------------------------
Total From Investment
 Operations                   .0502       .0504       .0508         .0545         .0359
------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)        (.0502)     (.0504)     (.0508)       (.0545)       (.0359)
  Distributions (from
   capital gains)                --          --          --            --            --
------------------------------------------------------------------------------------------
Total Distributions          (.0502)     (.0504)     (.0508)       (.0545)       (.0359)
------------------------------------------------------------------------------------------
Net Asset Value End of
 Period                     $  1.00     $  1.00     $  1.00       $  1.00       $  1.00
Total Return                  5.14%       5.16%       5.20%         5.59%         3.65%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $1,091,366    $786,556    $897,659    $1,101,834    $1,016,635
  Ratio of Expenses to
   Average Daily Net
   Assets                      .20%(1)     .20%(1)     .19%(1)       .18%(1)       .18%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                     5.02%(1)    5.04%       5.08%         5.45%         3.57%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for Treasury Trust Fund Shares would have been .28% for the year ended October 31, 1998, .30% for the years ended October 31, 1997 and 1996, and .29% for the years ended October, 31, 1995 and 1994.

Financial Highlights (Continued) _______________________________________________

Treasury Trust Fund Dollar Shares

The table below sets forth selected financial data for a Treasury Trust Fund Dollar Share outstanding throughout each year presented.

                                    Year Ended October 31,
                         --------------------------------------------------------
                             1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0477       .0479       .0483       .0520       .0334
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --          --          --
------------------------------------------------------------------------------------
Total From Investment
 Operations                 .0477       .0479       .0483       .0520       .0334
------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0477)     (.0479)     (.0483)     (.0520)     (.0334)
  Distributions (from
   capital gains)              --          --          --          --          --
------------------------------------------------------------------------------------
Total Distributions        (.0477)     (.0479)     (.0483)     (.0520)     (.0334)
------------------------------------------------------------------------------------
Net Asset Value, End of
 Periods                  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return                4.89%       4.91%       4.95%       5.34%       3.40%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Period (000's)        $471,767    $331,498    $294,228    $223,272    $181,934
  Ratio of Expenses to
   Average Daily Net
   Assets                    .45%(1)     .45%(1)     .44%(1)     .43%(1)     .43%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   4.77%       4.79%       4.83%       5.20%       3.32%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for Treasury Trust Fund Dollar Shares would have been .53% for the year ended October 31, 1998, .55% for the years ended October 31, 1997 and 1996, and .54% for the years ended October 31, 1995 and 1994.

Where to Find More Information _________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.



Treasury
Trust Fund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                              February 10, 1999



PIF-P-008

                               Federal Trust Fund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999


Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (Federal Trust Fund
Wilmington, DE 19809    Shares code: 11; Federal Trust Fund Dollar Shares
                        code: 12). For other information call: 800-821-7432 or visit our web site at www.pif.com.

                        Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................   9

Shareholder Information....................................................   9

  Price of Fund Shares.....................................................   9

  Purchase of Shares.......................................................  10

  Redemption of Shares.....................................................  11

  Shareholder Service Plan.................................................  12

  Dividends and Distributions..............................................  12

  Taxes....................................................................  13

Financial Highlights.......................................................  14

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests in obligations issued or guaranteed as to
Policies:         principal and interest by the U.S. government or by its
                  agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law.

Principal Risks   Securities issued or guaranteed by the U.S. Government, its
of Investing:     agencies and instrumentalities have historically involved
                  little risk of loss of principal if held to maturity.
                  However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The Fund is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     The Fund may from time to time engage in portfolio
                  trading for liquidity purposes, in order to enhance its yield or if otherwise deemed advisable. In selling securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire any given security, depending upon whether interest rates have decreased or increased since its acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income for institutional investors seeking current
Fund:             income with liquidity and security of principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.


  During the ten-year period shown in the bar chart, the highest quarterly return was 6.91% (for the quarter ended March 31, 1991) and the lowest quarterly return was 3.04% (for the quarter ended June 30, 1993).

                           Federal Trust Fund Shares

                       [PERFORMANCE CHART APPEARS HERE]

Year               Annualized Returns
1991                       6.08
1992                       3.80
1993                       3.06
1994                       4.24
1995                       5.83
1996                       5.26
1997                       5.38
1998                       5.32

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  Federal Trust Fund Shares............................  5.32%  5.17%    4.89%
  Federal Trust Fund Dollar Shares.....................  5.07%  4.92%    4.64%
  IBC's Money Fund Report: Government Institutions--
   Only Money Fund Average*............................  5.11%  4.99%    5.50%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  Federal Trust Fund Shares..................................       4.78%
  Federal Trust Fund Dollar Shares...........................       4.53%
  IBC's Money Fund Report: Government Institutions--Only
   Money Fund Average*.......................................       4.52%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Government Institutions--Only Money Fund Average is comprised of institutional money market funds investing in U.S. T-Bills, Repurchase Agreements and/or Government Agencies.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
                                                    Federal Trust Fund
                                                    ------------------
                                                              Federal Trust
                                                Federal Trust  Fund Dollar
                                                 Fund Shares     Shares
                                                ------------- -------------
Management Fees................................   .13%          .13%
Other Expenses.................................   .16%          .41%
 Administration Fees...........................          .13%          .13%
 Shareholder Servicing Fees....................           --           .25%
 Miscellaneous.................................          .03%          .03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)........   .29%          .54%
-------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for Federal Trust Fund Shares and Federal Trust Fund Dollar Shares for the fiscal year ended October 31, 1998, with fee waivers, were .20% and .45%, respectively, of the Fund's average net assets. BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 Federal Trust Fund
                                                 ------------------
                                                           Federal Trust
                                             Federal Trust  Fund Dollar
                                              Fund Shares     Shares
                                             ------------- -------------
One Year....................................     $ 30          $ 55
Three Years.................................     $ 93          $173
Five Years..................................     $163          $302
Ten Years...................................     $368          $677
--------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income with liquidity and
                  security of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder
                  approval. The Fund invests in obligations issued or
                  guaranteed as to principal and interest by the U.S.
                  Government or by agencies or instrumentalities thereof the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law.
                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions.
                  For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such
                  securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities
                  purchased by the Fund are also subject to the quality,
                  diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other
                  rules of the Securities and Exchange Commission.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:

U.S. Government   The Fund may purchase obligations issued or guaranteed by
Obligations       the U.S. Government, including securities issued by the U.S.
                  Treasury and by certain agencies or instrumentalities such as the Federal Home Loan Bank, Federal Farm Credit Banks
                  Funding Corp. and the Student Loan Marketing Association, and related custodial receipts.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued       The Fund may purchase securities on a "when-issued" or
and Delayed       "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Government securities are generally considered to be the safest type of investment in terms of credit risk. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentlities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S.
                  Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after

                  January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets.
                  The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional
                  Information under "Additional Purchase and Redemption
                  Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation  of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for Federal Trust Fund Shares and $5,000 for Federal Trust
                  Fund Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The
                  Fund, at its discretion, may reduce the minimum initial investment for Federal Trust Fund Shares for specific institutions whose aggregate relationship with the Provident
                  Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming

                  Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Federal Trust Fund Dollar Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Federal Trust Fund Dollar Shares. (See also "Management of the Fund-- Banking Laws," as described in the Statement of Additional Information.)

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 2:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 2:30 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder.
                  Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's Federal Trust
                  Fund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information."

Shareholder       Institutional investors, such as banks, savings and loan
Service Plan      associations and other financial institutions, including
                  affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. Federal Trust Fund Dollar Shares are identical in all respects to Federal Trust Fund Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund Service
                  Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers;
                  providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service
                  Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. Federal
                  Trust Fund Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Dividends are determined in the same manner for each
                  class of shares of the Fund. Federal Trust Fund Dollar
                  Shares bear all the expense of fees paid to Service
                  Organizations, and as a result, at any given time, the dividend on Federal Trust Fund Dollar Shares will be approximately .25% lower than the dividend on Federal Trust
                  Fund Shares.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date.

                  Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.
                     To the extent permissible by federal and state law, the
                  Fund is structured to provide shareholders with income that is exempt or excluded from taxation at the state and local level. Substantially all dividends paid to shareholders residing in certain states will be exempt or excluded from state income tax. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company such as the Fund that are attributable to interest on obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Investors should be aware of the application of their state and local tax laws to investments in the Fund.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________
The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

Federal Trust
Fund Shares
The table below sets forth selected financial data for a Federal Trust Fund Share outstanding throughout each year presented.

                                    Year Ended October 31,
                         --------------------------------------------------------
                             1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0529       .0521       .0523       .0563       .0380
  Net Gains or Losses on
   Securities (both
   realized
   and unrealized)             --          --          --          --          --
------------------------------------------------------------------------------------
Total From Investment
 Operations                 .0529       .0521       .0523       .0563       .0380
------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0529)     (.0521)     (.0523)     (.0563)     (.0380)
  Distributions (from
   capital gains)              --          --          --          --          --
------------------------------------------------------------------------------------
Total Distributions        (.0529)     (.0521)     (.0523)     (.0563)     (.0380)
------------------------------------------------------------------------------------
Net Asset Value End of
 Period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return                5.42%       5.33%       5.35%       5.77%       3.87%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $280,580    $229,292    $273,752    $237,718    $317,769
  Ratio of Expenses to
   Average Daily Net
   Assets                    .20%(1)     .20%(1)     .19%(1)     .18%(1)     .18%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   5.29%       5.21%       5.22%       5.61%       3.85%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for Federal Trust Fund Shares would have been .29% for the year ended October 31, 1998, .31% for the years ended October 31, 1997 and 1996, .32% for the year ended October 31, 1995 and .31% for the year ended October 31, 1994.

Financial Highlights (Continued) _______________________________________________
Federal Trust Fund Dollar Shares
The table below sets forth selected financial data for a Federal Trust Fund Dollar Share outstanding throughout each year presented.

                                 Year Ended October 31,
                         ---------------------------------------------------
                            1998       1997       1996       1995       1994
-------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income    .0504      .0496      .0498      .0538      .0355
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                --         --         --         --         --
-------------------------------------------------------------------------------
Total From Investment
 Operations                .0504      .0496      .0498      .0538      .0355
-------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)     (.0504)    (.0496)    (.0498)    (.0538)    (.0355)
  Distributions (from
   capital gains)             --         --         --         --         --
-------------------------------------------------------------------------------
Total Distributions       (.0504)    (.0496)    (.0498)    (.0538)    (.0355)
-------------------------------------------------------------------------------
Net Asset Value, End of
 Period                  $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return               5.17%      5.08%      5.10%      5.52%      3.62%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $38,633    $38,700    $26,875    $28,402    $ 8,278
  Ratio of Expenses to
   Average Daily Net
   Assets                   .45%(1)    .45%(1)    .44%(1)    .43%(1)    .43%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                  5.04%      4.96%      4.97%      5.36%      3.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for Federal Trust Fund Dollar Shares would have been .54% for the year ended October 31, 1998, .56% for the years ended October 31, 1997 and 1996, .57% for the year ended October 31, 1995 and .56% for the year ended October 31, 1994.

Where to Find More Information _______________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.


Federal
Trust Fund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                      Prospectus
                                                               February 10, 1999


PIF-P-005

                                    MuniFund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999

Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (MuniFund Shares code:
Wilmington, DE 19809    50; MuniFund Administration Shares Code: K1; MuniFund
                        Dollar Shares code: 59; MuniFund Plus Shares code: K4;
                        MuniFund Cash Reserve Shares code: K2; MuniFund Cash
                        Management Shares code: K3). For other information call: 800-821-7432 or visit our web site at www.pif.com.

                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies And Risk Disclosure..................................   7

Management of the Fund.....................................................  10

Shareholder Information....................................................  11

  Price of Fund Shares.....................................................  11

  Purchase of Shares.......................................................  11

  Redemption of Shares.....................................................  12

  Distribution and Shareholder Service Plans...............................  13

  Dividends and Distributions..............................................  14

  Taxes....................................................................  14

Financial Highlights.......................................................  16

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks as high a level of current interest income
Goal:             exempt from federal income tax as is consistent with
                  relative stability of principal.


Investment        The Fund invests in a broad range of short-term tax-exempt
Policies:         obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal
                  Obligations").

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Who May Want to   The Fund is designed for institutional investors seeking as
Invest in the     high a level of current interest income exempt from federal
Fund:             income tax as is consistent with relative stability of
                  principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information

The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                       [PERFORMANCE CHART APPEARS HERE]


                                          Annualized
                             Year           Returns
                             ----         ----------
                             1989            5.99
                             1990            5.40
                             1991            3.78
                             1992            2.48
                             1993            2.21
                             1994            2.61
                             1995            3.68
                             1996            3.27
                             1997            3.45
                             1998            3.28

   During the ten-year period shown in the bar chart, the highest quarterly return was 6.49% (for the quarter ended March 31, 1989) and the lowest quarterly return was 2.09% (for the quarter ended December 31, 1993).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
-----------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  MuniFund Shares...................................... 3.28%   3.20%   3.61%
  MuniFund Dollar Shares............................... 3.03%   2.95%   3.36%
  IBC's Money Fund Report: Tax-Free Institutions--Only
   Money Fund Average*................................. 3.20%   3.20%   3.71%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  MuniFund Shares............................................       3.51%
  MuniFund Dollar Shares.....................................       3.26%
  IBC's Money Fund Report: Tax-Free Institutions--Only Money
   Fund Average*.............................................       3.25%
-------------------------------------------------------------------------------

Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Tax-Free Institutions--Only Money Fund Average is comprised of institutional money market funds investing in obligations of tax-exempt entities, including state and municipal authorities.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------

                                                        MuniFund
                                                        --------
                                                                          MuniFund    MuniFund
                                      MuniFund     MuniFund   MuniFund      Cash        Cash
                         MuniFund  Administration   Dollar      Plus      Reserves   Management
                          Shares       Shares       Shares     Shares      Shares      Shares
                         --------- --------------- --------- ----------- ----------- -----------
                                     (estimated)             (estimated) (estimated) (estimated)
Management Fees........      .17%        .17%          .17%        .17%        .17%        .17%
Distribution (12b-1)
 Fees..................       --          --            --         .25%         --          --
Other Expenses.........      .24%        .34%          .49%        .24%        .64%        .74%
 Administration Fees...      .17%        .17%          .17%        .17%        .17%        .17%
 Shareholder Servicing
 Fees..................       --          --           .25%         --         .25%        .25%
 Miscellaneous.........      .07%        .17%          .07%        .07%        .22%        .32%
------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses(1).      .41%        .51%          .66%        .66%        .81%        .91%
------------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for MuniFund Shares and MuniFund Dollar Shares for the fiscal year ended November 30, 1998, with fee waivers, were .27% and .52%, respectively, of the Fund's average net assets. Total Annual Fund Operating Expenses for MuniFund Administration Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares for the fiscal year ended November 30, 1998, with fee waivers, would have been .37% (estimated), .52% (estimated), .67% (estimated) and .77% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       MuniFund
                                                       --------
                                                                       MuniFund    MuniFund
                                     MuniFund    MuniFund  MuniFund      Cash        Cash
                         MuniFund Administration  Dollar     Plus      Reserves   Management
                          Shares      Shares      Shares    Shares      Shares      Shares
                         -------- -------------- -------- ----------- ----------- -----------
                                   (estimated)            (estimated) (estimated) (estimated)
One Year................   $ 42        $ 52        $ 67      $ 67       $   83      $   93
Three years.............   $132        $164        $211      $211       $  259      $  290
Five Years..............   $230        $285        $368      $368       $  450      $  504
Ten Years...............   $518        $640        $822      $822       $1,002      $1,120
---------------------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests substantially all its assets in a diversified portfolio of Municipal Obligations. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax.
                     Except during periods of unusual market conditions or
                  during temporary defensive periods, the Fund invests substantially all, but in no event less than 80% of its total assets in Municipal Obligations with remaining maturities of 13 months or less as determined in accordance with the rules of the Securities and Exchange Commission. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the SEC. Pursuant to Rule 2a-7, the Fund generally will limit its purchase of any one issuer's securities (other than U.S. Government securities, repurchase agreements collaterialized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in the securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.
                     The Fund will only purchase securities that present
                  minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities. Applicable First Tier Eligible Securities are:

                  . securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security or guarantee was rated by only one NRSRO);

                  . securities that are issued or guaranteed by a person with such ratings;

                  . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

                  . securities issued by other open-end investment companies that invest in the type of obligations in which the Fund
                    may invest.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:

Municipal         The Fund may purchase Municipal Obligations which are
Obligations       classified as "general obligation" securities and "revenue"
                  securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
                  While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. The portfolio may also include "moral obligation" bonds.


Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.


Variable and The Fund may purchase variable or floating rate notes, which Floating Rate are instruments that provide for adjustments in the interest
Instruments       rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater then the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued       The Fund may purchase Municipal Obligations on a "when-
and Delayed       issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Settlement        The Fund may acquire "stand-by commitments" with respect to
Transactions      Municipal Obligations held in its portfolio. The Fund will
Stand-by          acquire stand-by commitments solely to facilitate portfolio
Commitments       liquidity and does not intend to exercise its rights
                  thereunder for trading purposes.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Municipal         Opinions relating to the validity of Municipal Obligations
Obligations       and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser, with its affiliates, is one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .09% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order.

                  (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniFund Shares; there is no minimum initial investment for Administration Shares, Dollar Shares, Plus Shares, Cash Reserve Shares or Cash Management Shares, however, broker-dealers and other institutional investors may set a minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in MuniFund Administration Shares, MuniFund Dollar Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in MuniFund Administration Shares, MuniFund Dollar Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares. (See also "Management of the Fund-- Banking Laws," as described in the Statement of Additional Information.)

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at

                  $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 12:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Distribution      The Fund offers six classes of shares. The difference
and Shareholder   between the classes of shares is the fees borne by a class
Service Plans     of shares pursuant to separate fee plans adopted by each
                  class. MuniFund Shares do not bear any fees for
                  distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the
                  other classes are as follows:
                  -------------------------------------------------------------

                                                                                              Cash
                                                    Shareholder                   Cash       Sweep
                                      Service         Service        12B-1       Sweep      Marketing     Total
             Class                      Fee             Fee           Fee         Fee         Fee         Fees
             ------------------------ -------       -----------    ---------   --------    ----------    ------
             Administration Shares...  .10%              --             --          --           --        .10%
             Dollar Shares...........    --            .25%             --          --           --        .25%
             Plus Shares.............    --              --           .25%          --           --        .25%
             Cash Reserve Shares.....  .10%            .25%             --        .05%           --        .40%
             Cash Management Shares..  .10%            .25%             --        .05%         .10%        .50%
            ----------------------------------------------------------------------------------------------------

                    Service Fees are paid for general shareholder liaison
                  services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. The Fund has adopted a plan pursuant to Rule 12b-1. 12b-1 Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.
                     Shares of the Fund are not sold to individuals, but may
                  be sold to the following entities, which hold the shares for the accounts of their customers. Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an ongoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case. Moreover, although the distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.
                     Interest on indebtedness incurred by a shareholder to
                  purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.
                     You should note that a portion of the exempt-interest
                  dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should also consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no financial information has been provided for these classes.

MuniFund Shares
The table below sets forth selected financial data for a MuniFund Share outstanding throughout each year presented.

                                           Year Ended November 30,
                         --------------------------------------------------------
                             1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0327       .0338       .0326       .0360       .0255
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --          --          --
------------------------------------------------------------------------------------
Total From Investment
 Operations                 .0327       .0338       .0326       .0360       .0255
------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0327)     (.0338)     (.0326)     (.0360)     (.0255)
  Distributions (from
   capital gains)              --          --          --          --          --
------------------------------------------------------------------------------------
Total Distributions        (.0327)     (.0338)     (.0326)     (.0360)     (.0255)
------------------------------------------------------------------------------------
Net Asset Value End of
 Period                  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return                 3.32%       3.43%       3.31%       3.66%       2.58%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $467,760    $536,794    $530,204    $720,318    $687,895
  Ratio of Expenses to
   Average Daily Net
   Assets                    .25%(1)     .27%(1)     .27%(1)     .27%(1)     .26%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                    3.26%       3.38%       3.26%       3.59%       2.53%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for MuniFund Shares would have been .41% for the years ended November 30, 1998 and 1997, .42% for the year ended November 30, 1996 and .41% for the years ended November 30, 1995 and 1994, respectively.

Financial Highlights (Continued) _______________________________________________

MuniFund Dollar Shares

The table below sets forth selected financial data for a MuniFund Dollar Share outstanding throughout each year presented.

                                        Year Ended November 30,
                         ---------------------------------------------------
                            1998      1997        1996       1995       1994
-------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $  1.00    $ 1.00    $   1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income    .0302     .0313       .0301      .0335      .0230
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                --        --          --         --         --
-------------------------------------------------------------------------------
Total From Investment
 Operations                .0302     .0313       .0301      .0335      .0230
-------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)     (.0302)   (.0313)     (.0301)    (.0335)    (.0230)
  Distributions (from
   capital gains)             --        --          --         --         --
-------------------------------------------------------------------------------
Total Distributions       (.0302)   (.0313)     (.0301)    (.0335)    (.0230)
-------------------------------------------------------------------------------
Net Asset Value, End of
 Period                  $  1.00    $ 1.00    $   1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return                3.07%     3.18%       3.06%      3.41%      2.33%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $51,736    67,387    $ 61,396    $ 6,474    $ 2,785
  Ratio of Expenses to
   Average Daily Net
   Assets                   .50%(1)   .52%(1)     .52%(1)    .52%(1)    .51%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   3.01%     3.13%       3.01%      3.34%      2.28%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for MuniFund Dollar Shares would have been .66% for the years ended November 30, 1998 and 1997, .67% for the year ended November 30, 1996 and .66% for the years ended November 30, 1995 and 1994, respectively.

Where to Find More Information________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.


MuniFund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                      Prospectus
                                                               February 10, 1999



PIF-P-009

                                    MuniCash

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999

Bellevue Park           For purchase and redemption orders only call:
Corporate Center        800-441-7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (MuniCash Shares code:
Wilmington, DE 19809    48; MuniCash Dollar Share code: 54). For other
                        information call: 800-821-7432 or visit our web site at www.pif.com.


                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................  11

Shareholder Information....................................................  11

  Price of Fund Shares.....................................................  11

  Purchase of Shares.......................................................  12

  Redemption of Shares.....................................................  13

  Shareholder Service Plan.................................................  13

  Dividends and Distributions .............................................  14

  Taxes....................................................................  15

Financial Highlights.......................................................  16

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks as high a level of current interest income
Goal:             exempt from federal income tax as is consistent with
                  relative stability of principal.


Investment        The Fund invests in a broad range of short-term tax-exempt
Policies:         obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal
                  Obligations").

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     Although the Fund intends to invest its assets in tax-
                  exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking as
Invest in the     high a level of current interest income exempt from federal
Fund:             income tax as is consistent with relative stability of
                  principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                MuniCash Shares

                              [CHART APPEARS HERE]

                                             Annualized
                           Years              Returns
                           ------            ----------
                           1989                6.31
                           1990                5.94
                           1991                4.46
                           1992                2.91
                           1993                2.34
                           1994                2.83
                           1995                3.91
                           1996                3.51
                           1997                3.65
                           1998                3.47

   During the ten-year period shown in the bar chart, the highest quarterly return was 6.76% (for the quarter ended June 30, 1989) and the lowest quarterly return was 2.25% (for the quarter ended March 31, 1994).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------


                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
  MuniCash Shares....................................... 3.47%  3.42%    3.93%
  MuniCash Dollar Shares................................ 3.22%  3.17%    3.68%
  IBC's Money Fund Report: Tax-Free Institutions--Only
   Money Fund Average*.................................. 3.25%  3.20%    3.71%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  MuniCash Shares............................................       3.56%
  MuniCash Dollar Shares.....................................       3.31%
  IBC's Money Fund Report: Tax-Free Institutions--Only Money
   Fund Average*.............................................       3.25%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: Tax-Free Institutions--Only Money Fund Average is comprised of institutional money market funds investing in obligations of tax-exempt entities, including state and municipal authorities.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------

                                                MuniCash
                                                --------
                                       MuniCash            MuniCash
                                        Shares           Dollar Shares
                                       --------          ------------- ----
Management Fees.......................   .18%                .18%
Other Expenses........................   .22%                .47%
  Administration Fees.................            .18%                 .18%
  Shareholder Servicing Fees..........             --                  .25%
  Miscellaneous.......................            .04%                 .04%
-------------------------------------------------------------------------------
Total Annual Fund Operating
 Expenses(1)..........................   .40%                .65%
-------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for MuniCash Shares and MuniCash Dollar Shares for the fiscal year ended November 30, 1998, with fee waivers, were .18% and .43%, respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 MuniCash
                                                                 --------
                                                          MuniCash   MuniCash
                                                           Shares  Dollar Shares
                                                          -------- -------------
One Year.................................................   $ 41       $ 66
Three years..............................................   $128       $208
Five Years...............................................   $224       $362
Ten Years................................................   $505       $810
--------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests substantially all of its assets in a diversified portfolio of Municipal Obligations. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax.
                     Except during periods of unusual market conditions or
                  during temporary defensive periods, the Fund invests substantially all, but in no event less than 80% of its total assets in Municipal Obligations with remaining maturities of 13 months or less as determined in accordance with the rules of the Securities and Exchange Commission. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the SEC. Pursuant to Rule 2a-7, the Fund generally will limit its purchase of any one issuer's securities (other than U.S. Government securities, repurchase agreements collaterialized by such securities and securities subject to certain guarantees or otherwise providing the right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in the securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.
                     The Fund will only purchase securities that present
                  minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

                  . securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security or guarantee was rated by only one NRSRO);

                  .  securities that are issued or guaranteed by a person with such ratings;
                  .  securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or
                  .  shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:


Municipal         The Fund may purchase Municipal Obligations which are
Obligations       classified as "general obligation" securities and "revenue"
                  securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
                  While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. The portfolio may also include "moral obligation" bonds.


Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.


Variable and The Fund may purchase variable or floating rate notes, which Floating Rate are instruments that provide for adjustments in the interest
Instruments       rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase Municipal Obligations on a "when-
Delayed           issued" or "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or
Transactions
                  delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions.
                  The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.


Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.


Stand-by          The Fund may acquire "stand-by commitments" with respect to
Commitments       Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.


Municipal         Opinions relating to the validity of Municipal Obligations
Obligations       and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .07% (net of waivers) of its average net assets.
                  The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________
Price of Fund
Shares The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PFPC Inc. ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30
                  P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniCash Shares and $5,000 for MuniCash Dollar Shares;
                  however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniCash
                  Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in MuniCash Dollar Shares. (See also "Management of the Fund--
                  Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in MuniCash Dollar Shares. (See also
                  "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption of
Shares Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniCash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Shareholder       Institutional investors, such as banks, savings and loan
Service Plan      associations and other financial institutions, including
                  affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. MuniCash Dollar Shares are identical in all respects to MuniCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional
                  Information under "Management of the Fund--Service
                  Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers;
                  providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service
                  Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares. MuniCash
                  Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Dividends are determined in the same manner for each
                  class of shares of the Fund. MuniCash Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on MuniCash Dollar
                  Shares will be approximately .25% lower than the dividend on MuniCash Shares.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case. Moreover, although the distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.
                     Interest on indebtedness incurred by a shareholder to
                  purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.
                     You should note that a portion of the exempt-interest
                  dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should also consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

MuniCash Shares
The table below sets forth selected financial data for a MuniCash Share outstanding throughout each year presented.

                                          Year Ended November 30,
                         --------------------------------------------------------
                             1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0346       .0358       .0350       .0382       .0266
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --          --          --
------------------------------------------------------------------------------------
Total From Investment
 Operations                 .0346       .0358       .0350       .0382       .0266
------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0346)     (.0358)     (.0350)     (.0382)     (.0266)
  Distributions (from
   capital gains)              --          --          --          --          --
------------------------------------------------------------------------------------
Total Distributions        (.0346)     (.0358)     (.0350)     (.0382)     (.0266)
------------------------------------------------------------------------------------
Net Asset Value End of
 Period                   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return                3.51%       3.63%       3.56%       3.89%       2.69%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Period (000's)        $500,254    $397,681    $281,544    $321,642    $273,439
  Ratio of Expenses to
   Average Daily Net
   Assets                    .18%(1)     .18%(1)     .18%(1)     .18%(1)     .19%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   3.47%       3.58%       3.50%       3.83%       2.59%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for MuniCash would have been .40% for the year ended November 30, 1998, .41% for the year ended November 30, 1997, .42% for the year ended November 30, 1996, .41% for the year ended November 30, 1995 and .42% for the year ended November 30, 1994.

Financial Highlights (Continued) _______________________________________________

MuniCash Dollar Shares

The table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each year presented.

                                        Year Ended November 30,
                         -----------------------------------------------------
                            1998        1997        1996        1995      1994
---------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period     $  1.00     $  1.00     $  1.00     $  1.00   $  1.00
---------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income    .0321       .0333       .0325       .0357     .0241
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                --          --          --          --        --
---------------------------------------------------------------------------------
Total From Investment
 Operations                .0321       .0333       .0325       .0357     .0241
---------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)     (.0321)     (.0333)     (.0325)     (.0357)   (.0241)
  Distributions (from
   capital gains)             --          --          --          --        --
---------------------------------------------------------------------------------
Total Distributions       (.0321)     (.0333)     (.0325)     (.0357)   (.0241)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                  $  1.00     $  1.00     $  1.00     $  1.00   $  1.00
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Return               3.26%       3.38%       3.31%       3.64%     2.44%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $91,404    $150,089    $101,528    $101,424  $ 99,688
  Ratio of Expenses to
   Average Daily Net
   Assets                   .43%(1)     .43%(1)     .43%(1)  .43%(1)      .44%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                  3.22%       3.33%       3.25%       3.58%     2.34%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been .65% for the year ended November 30, 1998, .66% for the year ended November 30, 1997, .67% for the year ended November 30, 1996, .66% for the year ended November 30, 1995 and .67% for the year ended November 30, 1994.

Where To Find More Information _________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354


MuniCash


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                              February 10, 1999


PIF-P-010

                             California Money Fund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999



Bellevue Park Corporate Center      For purchase and redemption orders only
400 Bellevue Parkway                call: 800-441-7450 (in Delaware: 302-791-
Wilmington, DE 19809                5350). For yield information call: 800-821-
                                    6006 (California Money Shares code: 52;
                                    California Administration Shares code: R1;
                                    California Dollar Shares code: 57;
                                    California Plus Shares code: 58; California
                                    Cash Reserve Shares code: R2; California
                                    Cash Management Shares code: R3). For other information call: 800-821-7432 or visit our web site at www.pif.com.


                               Investment Adviser

                 BlackRock Institutional Management Corporation


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   4

  Performance Information..................................................   5

  Fees and Expenses........................................................   7

Investment Strategies and Risk Disclosure..................................   8

Management of the Fund.....................................................  12

Shareholder Information....................................................  13

  Price of Fund Shares.....................................................  13

  Purchase of Shares.......................................................  13

  Redemption of Shares.....................................................  14

  Distribution and Shareholder Service Plans...............................  15

  Dividends and Distributions..............................................  16

  Taxes....................................................................  16

Financial Highlights.......................................................  18

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks to provide investors with as high a level of
Goal:             current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and relative stability of principal.

Investment        The Fund invests primarily in debt obligations issued by or
Policies:         on behalf of the State of California and other states,
                  territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of California ("California
                  Municipal Obligations") are exempt from regular federal, California State personal income tax. California Municipal
                  Obligations include municipal securities issued by the State of California and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     Because the Fund concentrates its investments in
                  California Municipal Obligations, it is classified as non-diversified. This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.
                     Dividends derived from interest on Municipal Obligations
                  other than California Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for California institutional investors
Invest in the     and their customers seeking as high a level of current
Fund:             interest income that is exempt from federal income tax and, to the extent possible, from California personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information

The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                              [CHART APPEARS HERE]

Date            Annualized Returns
----            ------------------
1989                    5.97
1990                    5.29
1991                    3.94
1992                    2.61
1993                    2.26
1994                    2.73
1995                    3.64
1996                    3.21
1997                    3.39
1998                    3.13

   During the ten-year period shown in the bar chart, the highest quarterly return was 6.35% (for the quarter ended June 30, 1989) and the lowest quarterly return was 2.13% (for the quarter ended March 31, 1993).

The Fund's Average Annual Total Return For Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                             1     5
                                                           Year  Years 10 Years
                                                           ----- ----- --------
  California Money Shares................................. 3.13% 3.24%  3.62%
  California Dollar Shares................................ 2.88% 2.99%  3.37%
  California Plus Shares (estimated)...................... 2.88% 2.99%  3.37%
  IBC's Money Fund Report: California State Specific Tax-
   Free Institutions--Only Money Fund Average*............ 2.91% 3.01%  3.54%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               7 Day Yield as of
                                                               December 31, 1998
                                                               -----------------
  California Money Shares....................................        3.34%
  California Dollar Shares...................................        3.09%
  California Plus Shares (estimated).........................        3.09%
  IBC's Money Fund Report: California State Specific Tax-Free
   Institutions--Only Money Fund Average*....................        3.03%
--------------------------------------------------------------------------------

Administration Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC's Money Fund Report: California State Specific Tax-Free Institutions-- Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of California State.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                California Money Fund
                                                ---------------------
                                                                                Cash          Cash
                          Money    Administration    Dollar       Plus         Reserve     Management
                         Shares        Shares        Shares      Shares        Shares        Shares
                         --------  ----------------  --------  ------------  ------------  ------------
                                     (estimated)               (estimated)   (estimated)   (estimated)
Management Fees......... .20%          .20%          .20%        .20%          .20%          .20%
Distribution (12b-1)
 Fees................... --            --            --          .25%          --            --
Other Expenses.......... .26%          .36%          .51%        .26%          .66%          .76%
 Administration Fees....      .20%              .20%      .20%          .20%          .20%          .20%
 Shareholder Servicing
  Fees..................      --                --        .25%          --            .25%          .25%
 Miscellaneous..........      .06%              .16%      .06%          .06%          .21%          .31%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses(1).. .46%          .56%          .71%        .71%          .86%          .96%
------------------------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for California Money Shares and California Dollar Shares for the fiscal year ended January 31, 1998, with fee waivers, were .20% and .45%, respectively, of the Fund's average net assets. Total Annual Fund Operating Expenses for California Administration Shares, California Plus Shares, California Cash Reserve Shares and California Cash Management Shares for the fiscal year ended January 31, 1998, with fee waivers, would have been .30% (estimated), .45% (estimated), .60% (estimated) and .70% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    California Money Fund
                                    ---------------------
                                                           Cash        Cash
               Money  Administration Dollar    Plus       Reserve   Management
               Shares     Shares     Shares   Shares      Shares      Shares
               ------ -------------- ------ ----------- ----------- -----------
                       (estimated)          (estimated) (estimated) (estimated)
One Year......  $ 47       $ 57       $ 73     $ 73       $   88      $   98
Three years...  $148       $179       $227     $227       $  274      $  306
Five Years....  $258       $313       $395     $395       $  477      $  531
Ten Years.....  $579       $701       $883     $883       $1,061      $1,178
-------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in California Municipal Obligations.
                     Substantially all of the Fund's assets are invested in
                  Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in California Municipal Obligations. At least 50% of the Fund's assets must be invested in obligations which, when held by an individual, the interest therefrom is exempt from California personal income taxation (i.e., California Municipal Obligations and certain U.S. Government obligations) at the close of each quarter of its taxable year so as to permit the Fund to pay dividends that are exempt from California State personal income tax. Dividends, regardless of their source, may be subject to local taxes. The Fund will not knowingly purchase securities the interest on which is subject to federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.
                     The Fund invests in Municipal Obligations which are
                  determined by the Adviser to present minimal credit risk pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and are Eligible Securities. Applicable Eligible Securities are:

                  . instruments which are rated at the time of purchase (or
                    which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the security or guarantee was rated by only one NRSRO);

                  . instruments issued or guaranteed by persons with short-
                    term debt having such ratings;

                  . unrated instruments determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such instruments; and

                  . shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
--------------------------------------------------------------------------------

Investments       The Fund's investments may include the following:

Municipal         The Fund may purchase Municipal Obligations which are
Obligations       classified as "general obligation" securities and "revenue"
                  securities. Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
                  While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. The portfolio may also include "moral obligation" securities.

Variable and The Fund may purchase variable or floating rate notes issued Floating Rate by industrial development authorities and other governmental
Instruments       entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by          The Fund may acquire "stand-by commitments" with respect to
Commitments       Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by a NRSRO are widely accepted measures of credit risk. The lower a security is rated by a NRSRO the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Municipal         Opinions relating to the validity of Municipal Obligations
Obligations       and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax- exempt derivative securities, or the bases for such opinions.

Special           The Fund is concentrated in securities issued by the State
Considerations    of California or entities within the State of California and
Affecting the     therefore, investment in the Fund may be riskier than an
Fund              investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal
                  Obligations to timely meet their continuing obligations with respects to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal
                  Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the net asset value of the Fund's portfolio.

                  General obligation bonds of the state of California are currently rated A+ and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

                  Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Obligations. Significant financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

                  The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are taking steps to address the year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plan to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended January 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .07% (net of waivers) of its average net assets.
                  The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by BIMC, the
                  Funds adviser, as of 12:00 noon and 4:00 P.M., Eastern time, (9:00 A.M. and 1:00 P.M., Pacific Time) on each day on which both the California Stock Exchange and the Federal Reserve
                  Bank of Philadelphia are open for business (a "Business
                  Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."
                  Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted by 12:00 noon, Eastern time (9:00 A.M., Pacific Time), for which payment has been received by PNC Bank, N.A. ("PNC
                  Bank"), an agent of the Fund's custodian, PFPC Trust Company by 4:00 P.M., Eastern Time (1:00 P.M., Pacific Time), will be executed the same day. Orders received after 12:00 noon
                  Eastern Time (9:00 A.M., Pacific Time) and orders for which payment has not been received by 4:00 P.M. Eastern Time
                  (1:00 P.M., Pacific Time), will not be accepted, and notice thereof will be given to the institution placing the order.
                  (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.)
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $5,000;
                  however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may limit or reject any order for shares.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in California Administration Shares, California Dollar Shares,
                  California Plus Shares, California Cash Reserve Shares or
                  California Cash Management Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Administration Shares, Dollar Shares, Plus Shares, Cash
                  Reserve Shares or Cash Management Shares. (See also
                  "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is accepted by PFPC prior to Noon, Eastern time (9:00 A.M., Pacific Time), on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day.
                  Payment for redemption orders which are received after Noon, Eastern time or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  Fund account if the value of the account is less than $500, after sixty-days' prior written notice to the shareholder.
                  Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its Fund account to $500 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional
                  Information under "Additional Purchase and Redemption
                  Information."

Distribution      The Fund offers six classes of shares. The difference
and Shareholder   between the classes of shares is the fees borne by a class
Service Plans     of shares pursuant to separate fee plans adopted by each
                  class. California Money Fund Shares do not bear any fees for distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the other classes are as follows:

             ------------------------------------------------------------------------
                                                                        Cash
                                              Shareholder       Cash    Sweep
                                      Service   Service   12B-1 Sweep Marketing Total
             Class                      Fee       Fee      Fee   Fee     Fee    Fees
             ------------------------ ------- ----------- ----- ----- --------- -----
             Administration Shares...  .10%        --       --    --      --    .10%
             Dollar Shares...........    --      .25%       --    --      --    .25%
             Plus Shares.............    --        --     .25%    --      --    .25%
             Cash Reserve Shares.....  .10%      .25%       --  .05%      --    .40%
             Cash Management Shares..  .10%      .25%       --  .05%    .10%    .50%
             ------------------------------------------------------------------------

                     Service Fees are paid for general shareholder liaison
                  services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. The Fund has adopted a plan pursuant to Rule 12b-
                  1. 12b-1 Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep
                  Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.
                     Shares of the Fund are not sold to individuals, but may
                  be sold to the following entities, which hold the shares for the accounts of their customers. Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management
                  Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp.
                  ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an ongoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. Plus Shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Plus Shares. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar or Plus Shares. Money Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends         The Fund declares dividends daily and distributes
and               substantially all of its net investment income to
Distributions     shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.
                     Interest on indebtedness incurred by a shareholder to
                  purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.
                     You should note that a portion of the exempt-interest
                  dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.
                     Dividends that are paid by the Fund to non-corporate
                  shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California state personal income tax. However, dividends paid to corporate shareholders subject to California state franchise tax or California state corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations such dividends will be subject to California state personal income tax, even though such dividends may be exempt for Federal income tax purposes.
                     Dividends derived from U.S. Government obligations
                  generally will be exempt from state and local tax as well. However, except as noted with respect to California state personal income tax, in some situations distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.
                      PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal and California tax treatment.
                     Dividends declared in the last quarter of any year, and
                  payable to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should also consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the 6 month period ended July 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. No Plus Shares were issued or outstanding during the periods covered by these financial highlights. Administration Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no financial information has been provided for these classes.

California Money Shares

The table below sets forth selected financial data for a California Money Share outstanding throughout each year presented.

                                                   Year Ended January 31,
                         -------------  ------------------------------------------------
                               6 Month
                          Period Ended
                         July 31, 1998      1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period       $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------
Income From Investment
 Operations
  Net Investment Income       .0159        .0334     .0316     .0356     .0281     .0223
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                  --           --        --        --        --        --
-----------------------------------------------------------------------------------------
Total From Investment
 Operations                   .0159        .0334     .0316     .0356     .0281     .0223
-----------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)        (.0159)      (.0334)   (.0316)   (.0356)   (.0281)   (.0223)
  Distributions (from
   capital gains)               --           --        --        --        --        --
-----------------------------------------------------------------------------------------
Total Distributions          (.0159)      (.0334)   (.0316)   (.0356)   (.0281)   (.0223)
-----------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                    $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return                  3.23%(2)     3.39%     3.21%     3.62%     2.84%     2.25%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Ratios/Supplemental
 Data:
  Net Assets, End of
   Year $(000's)           $513,797     $460,339  $326,521  $389,883  $385,824  $356,501
  Ratios of Expenses to
   Average Daily Net
   Assets(1)                   .20%(2)      .20%      .20%      .20%      .20%      .20%
  Ratios of Net
   Investment Income to
   Average Daily Net
   Assets                     3.19%(2)     3.34%     3.15%     3.55%     2.79%     2.23%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for California Money Shares would have been .46% for the six months ended July 31, 1998, .46% for the year ended January 31, 1998, .48% for the years ended January 31, 1997, 1996 and 1995, respectively, and .49% for the year ended January 31, 1994.
(2) Annualized.

Financial Highlights (Continued) _______________________________________________

California Dollar Shares

The table below sets forth selected financial data for a California Dollar Share outstanding throughout each year presented.

                             6 Month              Year Ended January 31,
                          Period Ended   --------------------------------------------
                          July 31, 1998      1998      1997     1996     1995    1994
--------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period        $   1.00     $   1.00  $   1.00  $  1.00  $  1.00 $  1.00
--------------------------------------------------------------------------------------
Income From Investment
 Operations
  Net Investment Income        .0147        .0309     .0291    .0331    .0256   .0198
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                    --           --        --       --       --      --
--------------------------------------------------------------------------------------
Total From Investment
 Operations                    .0147        .0309     .0291    .0331    .0256   .0198
--------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)         (.0147)      (.0309)   (.0291)  (.0331)   .0256  (.0198)
  Distributions (from
   capital gains)                 --           --        --       --       --      --
--------------------------------------------------------------------------------------
Total Distributions           (.0147)      (.0309)   (.0291)  (.0331)   .0256  (.0198)
--------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                     $   1.00     $   1.00  $   1.00  $  1.00  $  1.00 $  1.00
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return                   2.98%(2)     3.14%     2.96%    3.37%    2.59%   2.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of
   Year $(000's)            $108,221     $130,547  $126,321  $31,163  $11,026 $19,098
  Ratios of Expenses to
   Average Daily Net
   Assets(1)                    .45%(2)      .45%      .45%     .45%     .45%    .45%
  Ratios of Net
   Investment Income to
   Average Daily Net
   Assets                      2.94%(2)     3.09%     2.90%    3.30%    2.54%   1.98%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for California Dollar Shares would have been .71% for the six months ended July 31, 1998, .71% for the year ended January 31, 1998, .73% for the years ended January 31, 1997, 1996 and 1995, respectively and .74% for the year ended January 31, 1994.
(2) Annualized.

Where to Find More Information _________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354


California
Money Fund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                     Prospectus
                                                              February 10, 1999


PIF-P-011

                              New York Money Fund

                       An investment portfolio offered by
                         Provident Institutional Funds

                                   Prospectus

                               February 10, 1999


Bellevue Park           For purchase and redemption orders only call: 800-441-
Corporate Center        7450 (in Delaware: 302-791-5350). For yield
400 Bellevue Parkway    information call: 800-821-6006 (New York Money Shares
Wilmington, DE 19809    code: 53; New York Dollar Shares code: 55; New York
                        Plus Shares code: 56). For other information call:
                        800-821-7432 or visit our web site at www.pif.com.

                               Investment Adviser

                 BlackRock Institutional Management Corporation

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   4

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

Investment Strategies and Risk Disclosure..................................   7

Management of the Fund.....................................................  11

Shareholder Information....................................................  11

  Price of Fund Shares.....................................................  11

  Purchase of Shares.......................................................  12

  Redemption of Shares.....................................................  13

  Shareholder Service and Distribution Plans...............................  13

  Dividends and Distributions..............................................  14

  Taxes....................................................................  14

Financial Highlights.......................................................  16

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks to provide investors with as high a level of
Goal:             current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New
                  York City personal income taxes as is consistent with the preservation of capital and relative stability of principal.

Investment        The Fund invests primarily in debt obligations issued by or
Policies:         on behalf of the State of New York. We may also invest in
                  debt obligations issued by or on behalf of other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal
                  Obligations") are exempt from regular federal, New York
                  State and New York City personal income tax. New York
                  Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.
                     Because the Fund concentrates its investments in New York
                  Municipal Obligations, it is classified as non-diversified.
                  This means that it may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. Accordingly, the Fund may experience greater fluctuations in net asset value and may have greater risk of loss.
                     Dividends derived from interest on Municipal Obligations
                  other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax.
                     An investment in the Fund is not a deposit in PFPC Trust
                  Company or PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors and their
Invest in the     customers seeking as high a level of current interest income
Fund:             that is exempt from federal income tax and, to the extent
                  possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information
The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                             New York Money Shares

                       [PERFORMANCE CHART APPEARS HERE]

Year     Annualized Returns

1989           5.80
1990           5.40
1991           3.89
1992           2.66
1993           2.22
1994           2.63
1995           3.69
1996           3.30
1997           3.48
1998           3.22

   During the ten-year period shown in the bar chart, the highest quarterly return was 6.22% (for the quarter ended June 30, 1989) and the lowest quarterly return was 2.09% (for the quarter ended March 31, 1994).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                        1 Year 5 Years 10 Years
                                                        ------ ------- --------
 New York Money Shares................................. 3.22%   3.26%   3.62%
 New York Dollar Shares................................ 2.97%   3.01%   3.37%
 New York Plus Shares (estimated)...................... 2.97%   3.01%   3.37%
 IBC's Money Fund Report: New York State Specific Tax-
  Free Institutions--Only Money Fund Average*.......... 2.96%   3.06%   3.55%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
 New York Money Shares.......................................       3.43%
 New York Dollar Shares......................................       3.18%
 New York Plus Shares (estimated)............................       3.18%
 IBC's Money Fund Report: New York State Specific Tax-Free
  Institutions--Only Money Fund Average*.....................       3.05%
-------------------------------------------------------------------------------

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------
* IBC'S Money Fund Report: New York State Specific Tax-Free Institutions--Only Money Fund Average is comprised of institutional money market funds investing in tax-exempt obligations of New York State

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
                                                       New York Money Fund
                                                       -------------------
                                                   Money    Dollar
                                                  Shares    Shares   Plus Shares
                                                  ------    ------   -----------
                                                                     (estimated)
Management Fees................................. .20%      .20%       .20%
Distribution (12b-1) Fees.......................  --        --        .25%
Other Expenses.................................. .28%      .53%       .28%
 Administration Fees............................      .20%      .20%        .20%
 Shareholder Servicing Fees.....................       --       .25%         --
 Miscellaneous..................................      .08%      .08%        .08%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)......... .48%      .73%       .73%
--------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for New York Money Shares, New York Dollar Shares and New York Plus Shares for the fiscal year ended July 31, 1998, with fee waivers, were .20%, .45% and .45% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          New York Money Fund
                                                          -------------------
                                                       Money  Dollar    Plus
                                                       Shares Shares   Shares
                                                       ------ ------   ------
                                                                     (estimated)
One Year..............................................  $ 49   $ 75     $ 75
Three years...........................................  $154   $233     $233
Five Years............................................  $269   $406     $406
Ten Years.............................................  $604   $906     $906
--------------------------------------------------------------------------------

InvestmentStrategies andRisk Disclosure ________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests primarily in New York Municipal Obligations.
                     Substantially all of the Fund's assets are invested in
                  Municipal Obligations. The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.
                     The securities purchased by the Fund are subject to the
                  quality, diversification, and other requirements of Rule 2a-
                  7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

                  . instruments which are rated at the time of purchase (or
                    which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security or guarantee was rated by only one NRSRO);
                  . instruments issued or guaranteed by persons with short-
                    term debt having such ratings;
                  . unrated instruments determined by the Adviser, pursuant to procedures approved by the Board of Trustees, to be of comparable quality to such instruments; and

                  . shares of other open-end investment companies that invest in the type of obligation in which the Fund may invest.
--------------------------------------------------------------------------------
Investments       The Fund's investments may include the following:

Municipal         They may purchase Municipal Obligations which are classified
Obligations       as "general obligation" securities and "revenue" securities.
                  Revenue securities may include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax.
                  The portfolio may also include "moral obligation" securities.

Variable and The Fund may purchase variable or floating rate notes issued Floating Rate by industrial development authorities and other governmental
Instruments       entities, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Borrowing         The Fund is authorized to issue senior securities or borrow money from banks or other lenders on a temporary basis. The
                  Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed fund will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions and that commitments by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

Stand-by          The Fund may acquire "stand-by commitments" with respect to
Commitments       Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types       This Prospectus describes the Fund's principal investment
of Investments    strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.

Special           The Fund's ability to achieve its investment objective is
Considerations    dependent upon the ability of the issuers of New York
Affecting         Municipal Obligations to meet their continuing obligations
the Fund          for the payment of principal and interest.
                     Certain substantial issuers of New York Municipal
                  Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowings abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. Although, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's
                  Investors Service, Inc. ("Moody's"), in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on Credit Watch with positive implications and to upgrade the debt obligations of New York City respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York
                  Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

Municipal         Opinions relating to the validity of Municipal Obligations
Obligations       and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal
                  Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the co-administrator and the custodian that they are actively taking steps to address the year 2000
                  Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other service providers. While there can be no assurance that the Fund's service providers will by Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a majority-owned indirect subsidiary of PNC
Adviser           Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.
                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended July 31, 1998, the Fund paid investment advisory fees and administration fees each aggregating .06% (net of waivers) of its average net assets.
                  The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of          The Fund's net asset value per share for purposes of pricing
Fund Shares       purchase and redemption orders is determined by BIMC, the
                  Funds adviser, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New York Stock Exchange and the

                  Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase          Fund shares are sold at the net asset value per share next
of Shares         determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted by 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Fund's custodian, PFPC Trust Company, by 4:00 P.M., Eastern
                  Time, will be executed the same day. Orders received after 12:00 noon Eastern Time and orders for which payment has not been received by 4:00 P.M. Eastern Time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.)
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $5,000;
                  however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may limit or reject any order for shares.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in New
                  York Dollar Shares or New York Plus Shares. (See also
                  "Management of the Fund--Service Organizations," as described in the Statement of Additional

                  Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in New York Dollar Shares or New York Plus Shares. (See also "Management of the Fund--Banking Laws," as described in the Statement of Additional Information.)

Redemption        Redemption orders must be transmitted to PFPC in Wilmington,
of Shares         Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware:
                  302-791-5350) to place redemption orders.
                     Payment for redeemed shares for which a redemption order
                  is accepted by PFPC prior to Noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received after Noon, Eastern time or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  Fund account if the value of the account is less than $4,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its Fund account to $4,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional
                  Information under "Additional Purchase and Redemption
                  Information."

Shareholder       Institutional investors, such as banks, savings and loan
Service and       associations and other financial institutions, including
Distribution      affiliates of PNC Bank Corp. ("Service Organizations"), may
Plans             purchase New York Dollar or New York Plus Shares. New York
                  Dollar and New York Plus Shares are identical in all respects to Money Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases New York Dollar Shares or New York Plus Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the New York Dollar Shares or New York Plus Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC;
                  processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in New York Dollar or New York Plus
                  Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to New York Dollar or New York Plus Shares beneficially owned by customers. In addition, broker-dealers purchasing New York Plus Shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of New
                  York Plus Shares. Under the terms of the agreements, Service
                  Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in New York Dollar or New
                  York Plus Shares. New York Money Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.
                     You should note that a portion of the exempt-interest
                  dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.
                     The Fund intends to comply with certain state tax
                  requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes.) Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for Federal, New York State or New York City personal income tax purposes. Except as noted with respect to New York State and New York City personal income taxes, dividends and distributions paid to shareholders that are derived from income on Municipal Obligations may be taxable income under state or local law even though all or a portion of such dividends or distributions may be derived from interest on tax-exempt obligations that, if paid directly to shareholders, would be tax-exempt income.
                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal, New York State and New York City tax treatment.
                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
                     You should also consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.
New York Money Shares
The table below sets forth selected financial data for a New York Money Share outstanding throughout each year presented.

                                   Year Ended July 31,
                                   -------------------
                            1998       1997       1996       1995       1994
-------------------------------------------------------------------------------
Net Asset Value, Begin-
 ning of Period          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
Income From Investment
 Operations
  Net Investment Income    .0336      .0334      .0339      .0338      .0226
  Net Gains or Losses on
   Securities (both re-
   alized and
   unrealized)                --         --         --         --         --
-------------------------------------------------------------------------------
Total From Investment
 Operations                .0336      .0334      .0339      .0338      .0226
-------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)     (.0336)    (.0334)    (.0339)    (.0338)    (.0226)
  Distributions (from
   capital gains)             --         --         --         --         --
-------------------------------------------------------------------------------
Total Distributions       (.0336)    (.0334)    (.0339)    (.0338)    (.0226)
-------------------------------------------------------------------------------
Net Asset Value, End of
 Year                    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return               3.41%      3.39%      3.44%      3.43%      2.29%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Da-
 ta:
  Net Assets, End of
   Year $(000's)         318,091    269,821    272,145    246,650    279,483
  Ratios of Expenses to
   Average Net Assets       .20%(1)    .20%(1)    .20%(1)    .20%(1)    .20%(1)
  Ratios of Net Invest-
   ment Income to Aver-
   age Daily Net Assets    3.35%      3.34%      3.37%      3.36%      2.28%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for New York Money Shares would have been .48% for the year ended July 31, 1998, .49% for the year ended July 31, 1997, .50% for the year ended July 31, 1996, .49% for the year ended July 31, 1995 and .48% for the year ended July 31, 1994.

Financial Highlights (Continued) _______________________________________________
New York Dollar Shares
The table below sets forth selected financial data for a New York Dollar Share outstanding throughout each year presented.

                                         Year Ended July 31,
                                         -------------------
                               1998(3)       1997  1996(3)    1995(3) 1994(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                        $  1.00    $  1.00  $  1.00    $  1.00 $  1.00
--------------------------------------------------------------------------------
Income From Investment Opera-
 tions
  Net Investment Income          .0303      .0309    .0089      .0000   .0127
  Net Gains or Losses on Se-
   curities (both realized
   and unrealized)                  --         --       --         --      --
--------------------------------------------------------------------------------
Total From Investment Opera-
 tions                           .0303      .0309    .0089      .0000   .0127
--------------------------------------------------------------------------------
Less Distributions
  Dividends (from net invest-
   ment income)                 (.0303)    (.0309)  (.0089)     .0000  (.0127)
  Distributions (from capital
   gains)                           --         --       --         --      --
--------------------------------------------------------------------------------
Total Distributions             (.0303)    (.0309)  (.0089)     .0000  (.0127)
--------------------------------------------------------------------------------
Net Asset Value, End of Pe-
 riod                          $  1.00    $  1.00  $  1.00    $  1.00 $  1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return                     3.16%(2)    3.14%   3.05%(2)      --   1.96%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year
   $(000's)                         --      1,148       20         --      --
  Ratios of Expenses to Aver-
   age Net Assets(1)              .45%(2)    .45%     .45%(2)      --    .45%(2)
  Ratios of Net Investment
   Income to Average Daily
   Net Assets                    3.11%(2)   3.09%    3.07%(2)      --   1.94%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for New York Dollar Shares would have been .73% (annualized) for the year ended July 31, 1998, .74% for the year ended July 31, 1997, .75% (annualized) for the year ended July 31, 1996 and .76% (annualized) for the year ended July 31, 1994.
(2)  Annualized.
(3) There were no New York Dollar shares outstanding during the period from March 28, 1994 to April 14, 1996 and July 21, 1998 to July 31, 1998.

Financial Highlights (Continued) _______________________________________________
New York Plus Shares
The table below sets forth selected financial data for a New York Plus Share outstanding throughout each year presented.

                                             Year Ended July 31,
                                             -------------------
                                   1998(3)  1997(3)  1996(3)   1995(3)     1994
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Pe-
 riod                              $  1.00  $  1.00  $  1.00  $   1.00  $  1.00
--------------------------------------------------------------------------------
Income From Investment Operations
  Net Investment Income              .0000    .0000    .0000     .0090    .0201
  Net Gains or Losses on Securi-
   ties (both realized and
   unrealized)                          --       --       --        --       --
--------------------------------------------------------------------------------
Total From Investment Operations     .0000    .0000    .0000     .0090    .0201
--------------------------------------------------------------------------------
Less Distributions
  Dividends (from net investment
   income)                          (.0000)  (.0000)  (.0000)   (.0090)  (.0201)
  Distributions (from capital
   gains)                               --       --       --        --       --
--------------------------------------------------------------------------------
Total Distributions                 (.0000)  (.0000)  (.0000)   (.0090)  (.0201)
--------------------------------------------------------------------------------
Net Asset Value, End of Period     $  1.00  $  1.00  $  1.00  $   1.00  $  1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Returns                           --       --       --  2.69%(2)    2.04%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net Assets, End of Year
   $(000's)                             --       --       --        --      435
  Ratios of expenses to Average
   Net Assets(1)                        --       --       --   .45%(2)     .45%
  Ratios of Net Investment Income
   to Average Daily Net Assets          --       --       --  2.64%(2)    2.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for New York Plus Shares would have been .73% (annualized) for the year ended July 31, 1995 and .73% for the year ended July 31, 1994.
(2)  Annualized.
(3) There were no New York Plus Shares outstanding during the period from December 2, 1994 to July 31, 1998.

Where to Find More Information________________________________________________

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Provident Institutional Funds 1940 Act File No. is 811-2354.


NewYork
Money Fund


An Investment Portfolio offered by
Provident Institutional Funds


  [ARTWORK     PROVIDENT
APPEARS HERE]  INSTITUTIONAL
               FUNDS


                                                                      Prospectus
                                                               February 10, 1999



PIF-P-012

                         PROVIDENT INSTITUTIONAL FUNDS

                      Statement of Additional Information

                              February 10, 1999

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectuses for TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund, each dated February 10, 1999, of Provident Institutional Funds ("PIF" or the "Company"), as they may from time to time be supplemented or revised. No investment in shares should be made without reading the Prospectus of the Fund. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectuses and Annual Reports of each of the Funds may be obtained, without charge, by writing PIF, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 or calling PIF at 1-800-821-7432. The financial statements included in the Annual Reports of each of the Funds are incorporated by reference into this Statement of Additional Information.


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
General Information........................................................  1
Investment Strategies, Risks and Policies..................................  2
     Portfolio Transactions................................................  2
     Investment Instruments and Policies...................................  3
          Variable and Floating Rate Instruments...........................  3
          Repurchase Agreements............................................  4
          Securities Lending...............................................  4
          Reverse Repurchase Agreements....................................  4
          When-Issued and Delayed Settlement Transactions..................  5
          U.S. Government Obligations......................................  5
          Mortgage-Related and Other Asset-Backed Securities...............  6
          Banking Industry Obligations.....................................  8
          Special Considerations Regarding Foreign Investments.............  8
          Guaranteed Investment Contracts..................................  8
          Investment Company Securities....................................  9
          Municipal Obligations............................................  9
          Restricted and Other Illiquid Securities......................... 11
          Stand-By Commitments............................................. 12
          Short-Term Trading............................................... 12
     Special Considerations with Respect to California Money Fund.......... 12
     Special Considerations with Respect to New York Money Fund............ 25
Investment Limitations..................................................... 38
Additional Purchase and Redemption Information............................. 40
     In General............................................................ 40

                                                                            Page
                                                                            ----
     Net Asset Value....................................................... 41

Management of the Funds.................................................... 42
     Trustees and Officers................................................. 42
     Investment Adviser.................................................... 46
     Co-Administrators..................................................... 48
     Distributor........................................................... 50
     Custodian and Transfer Agent.......................................... 50
     Service Organization.................................................. 52
     Expenses.............................................................. 55
Additional Information Concerning Taxes.................................... 55
Dividends.................................................................. 57
Additional Yield Information............................................... 57
Additional Description Concerning Shares................................... 61
Counsel.................................................................... 62
Auditors................................................................... 62
Financial Statements....................................................... 62
Miscellaneous.............................................................. 63
APPENDIX A................................................................. A-1

                              GENERAL INFORMATION

          PIF was organized as a Delaware business trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc. ("Temp"), (2) Trust for Federal Securities ("Fed"), (3) Municipal Fund for Temporary Investment ("Muni"); (4) Municipal Fund for California Investors, Inc. ("Cal Muni") and (5) Municipal Fund for New York Investors, Inc. ("NY Muni") (each a "Predecessor Company", collectively the "Predecessor Companies"). The Predecessor Companies were comprised of the following portfolios (each, a "Fund" or "Predecessor Fund", collectively, the "Funds" or "Predecessor Funds"): Temp - TempFund and TempCash; Fed - FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; Muni - MuniFund and MuniCash; Cal Muni - California Money Fund; and NY Muni - New York Money Fund.

          The Funds commenced operations as follows: TempFund - October 1973; TempCash - February 1984; FedFund - October 1975; T-Fund - March 1980; Federal Trust Fund - December 1980; - Treasury Trust Fund - May 1989; MuniFund -February 1980; MuniCash - February 1984; California Money Fund - February 1983 and New York Money Fund March 1983.

          The present fiscal year end for each of the Predecessor Companies and their respective Funds is as follows: Temp - September 30, Fed - October 31, Muni - November 30, Cal Muni - January 31 and NY Muni - July 31. This Statement of Additional Information contains various charts with respect to fees and performance information of the Predecessor Companies and/or Predecessor Funds.

          On February 10, 1999, each of the Predecessor Funds was reorganized into a separate series of PIF. PIF is a no-load open-end management investment company. Currently, PIF offers shares of each of ten Funds. Each Fund is a diversified fund, with the exception of California Money Fund and New York Money Fund which are classified as non-diversified investment companies under the 1940 Act. Each of the Funds offers a class of Shares to institutional investors. Each of the Funds also offers to institutional investors, such as banks, savings and loan associations and other financial institutions ("Service Organizations"), a separate class of shares, Dollar Shares. Additionally, TempFund, MuniFund, T-Fund and California Money Fund offer to Service Organizations the following separate classes of Shares: Administration Shares, Cash Reserve Shares and Cash Management Shares. TempFund, T-Fund, MuniFund, New York Money Fund and the California Money Fund, also offer to broker dealers, who provide assistance in the sale of shares and institutional services to their customers, a separate class of shares, Plus Shares.

                   INVESTMENT STRATEGIES, RISKS AND POLICIES

PORTFOLIO TRANSACTIONS

          Subject to the general control of the Board of Trustees, BlackRock Institutional Management Corporation ("BIMC", or the "Adviser"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

          With respect to TempFund and TempCash, BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if BIMC believes that those Fund's anticipated need for liquidity makes such action desirable.
Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by a Fund on the commercial paper. The Company's Board of Trustees has authorized BIMC to pay a higher price for commercial paper where it secures such an undertaking if BIMC believes that the prepayment privilege is desirable to assure a Fund's liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities, including the Fund.
In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

          The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares and Plus Shares.

          The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

INVESTMENT INSTRUMENTS AND POLICIES

          The following supplements the description of the investment instruments and/or policies which are applicable to the Funds. In such cases where an instrument or policy is utilized only by a specific Fund or Funds, its applicability to the specific Fund is noted below:

          VARIABLE AND FLOATING RATE INSTRUMENTS. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases the Funds may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

          Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on such investments.

          In determining a Fund's average weighted portfolio maturity and whether a long-term variable or floating rate demand instrument has a remaining maturity of 13 months or less, each instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. The Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

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


          REPURCHASE AGREEMENTS. TempFund, TempCash, FedFund and T-Fund may purchase repurchase agreements. In a repurchase agreement, a Fund purchases money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price, reflecting interest on the repurchase price for the securities subject to the repurchase agreement. The securities subject to a repurchase agreement may bear maturities exceeding 13 months, provided the repurchase agreement itself matures in 13 months or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities or obligations rated in the highest category by a nationally recognized statistical rating organization (an "NRSRO"). The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          SECURITIES LENDING. Each of TempFund, TempCash, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Adviser to be creditworthy.

          REVERSE REPURCHASE AGREEMENTS. Each of TempFund, TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

          A Fund's investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account, liquid securities at least equal to its purchase obligations under these agreements. The Adviser will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counter party at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

          Each of TempFund, TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transaction will be aggregated for purposes of this investment limitation.

          WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund's investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime

Administration, Tennessee Valley Authority, Washington D.C. Armory Board, and International Bank for Reconstruction and Development. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

          MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. TempFund and TempCash may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

          A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. ("Midland"), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates). It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

          TempCash only may also invest in classes of collateralized mortgage obligations ("CMOs") which have a remaining maturity of 13 months or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage

Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. TempCash does not intend to purchase residual interests.

          TempFund and TempCash may also invest in non-mortgage asset-backed securities (backed, e.g., by installment sales contracts, credit card
                    ----
receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

          The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time.
                                        ----
As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

          In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

          BANKING INDUSTRY OBLIGATIONS. For purposes of TempCash's investment policies with respect to obligations of issuers in the financial services industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

          SPECIAL CONSIDERATIONS REGARDING FOREIGN INVESTMENTS. TempCash's investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject TempCash to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. TempCash will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

          GUARANTEED INVESTMENT CONTRACTS. TempCash may invest in guaranteed investment contracts and similar funding agreements ("GICs"). In connection with this TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase GICs from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some GICs does not currently exist.

          INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other open-end investment companies that invest in the type of obligations in which such Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method. Investments in the other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more that 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in "Investment Limitations" may invest all of its assets in a open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          MUNICIPAL OBLIGATIONS. MuniFund, MuniCash, California Money Fund, New York Money Fund TempFund and TempCash, may purchase municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. The Company cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the Department of Treasury as regards the federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

          The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the Municipal issuer. Consequently, the credit quality of private activity bonds is usually related to the credit standing of the corporate user of the facility involved.

          The Funds' portfolios may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

          An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

          MuniFund, MuniCash, California Money Fund and New York Money Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

          Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information. Currently, the Trustees have authorized the purchase of tax-exempt derivatives by the Funds so long as after any purchase not more than 10% of the Funds' assets are invested in such securities.

          RESTRICTED AND OTHER ILLIQUID SECURITIES. The SEC has adopted Rule 144A under the Securities Act of 1933 (the "1933 Act") that allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

          The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following
                                                ----- ----
factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the
                                                                    ----
time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

          STAND-BY COMMITMENTS. MuniFund, MuniCash, California Money Fund and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

          SHORT-TERM TRADING. Federal Trust Fund and Treasury Trust Fund may seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. BIMC will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MONEY FUND.

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Company has not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

          ECONOMIC FACTORS

          FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections -- at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and State welfare reform initiatives.

          As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had periods of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

          Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

          Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

          Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

          For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

          1995-96 THROUGH 1997-98 FISCAL YEARS

          With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last three fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last three fiscal years.

          The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-
97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and 1.782 billion as of June 30, 1998.

          1998-99 FISCAL YEAR BUDGET

          When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

          The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

          The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections. See "Economic Assumptions" below.

          After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes which were issued on October 1, 1998.

          The most significant feature of the 1998-99 Budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Sine the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lose revenues. Starting on January 1, 1999, the VLF will be reduced 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

          In addition to the cut in VLF, the1998-99 Budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

          Other significant elements of the 1998-99 Budget Act are as follows:
          -------------------------------------------------------------------

          1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for institutional and library materials deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,696, more than one third higher than the level in the last recession year of 1993-4. The Budget also includes $250 million a repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.
                         ------------

          2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

          3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient General Fund revenue to trigger the phased costs in VLF described above.

          4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

          5. Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects and funding of the Infrastructure and Economic Development Bank ($50 million).

          6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

          After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition 1A), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal
Year.

          Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected at the Budget Act. The reserve projected in the Budget Act was $1,255 million. It is important to emphasize that the new reserve level is based on 1998-99 revenue and expenditure assumptions as of the Budget Act except to augment for legislation signed after the budget enactment. These assumptions will not be updated until the 1999-00 Governor's Budget is released or January 10, 1999. In November, 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

          OTHER MATTERS. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

          In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Settlement discussions involving a number of defendants have occurred and a number of agreements have been executed, however, until any such agreements become final and any remaining litigation is resolved, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

          CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

          REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

          HEALTH CARE LEGISLATION. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

          The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

          Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

          California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

          These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

          MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

          Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

          In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

          Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

          Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

          Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

          PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

          PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

  Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

  During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers'
                                                           --------------------
Association v. Gould, which challenged the validity of these off-budget loans.
--------------------
During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

  PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

          PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

          1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

          2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

          5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          8. Permits these provisions to be amended exclusively by the voters of the State of California.

          In September 1988, the California Court of Appeal in City of
                                                               -------
Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511
-------------------------------
(Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d
                              -------------------------
1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake
                            -------------------         ----------------
decisions.

  In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11
     ------------------------------------------------------
Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the
             ----- ------  --------
California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the
----------------
correctness of the City of Westminster decision, because that case appeared
                   -------------------
distinguishable, was not relied on by the parties in Guardino, and involved
                                                     --------
taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.
                ----------------

  In McBrearty v. City of Brawley, 59 Cal. App.4th 1441, 69 Cal. Rptr. 2d 862
     ----------------------------
(Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the City of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

  First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather
                                                      --------
than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the exectorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally,
              --------
the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior January 21, 1995 against challenge.

  Assembly Bill 1362 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by
         --------
an ordinance or resolution adopted before December 14, 1995, was vetoed by the Governor on December 11, 1997. The California State Senate had passed the Bill on September 8, 1997 and the California State Assembly had passed the Bill on September 8, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

  PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

  Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

  Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v.
                                                                     --------
Brown, which upheld an initiative that repealed a local tax and held that the
-----
State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v.
                                                                        --------
Brown by expanding the initiative power to include reducing or repealing
-----
assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

  The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

  Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

  Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     PROPOSITION 87. On November 8, 1988, California voters approved Proposition
87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

SPECIAL CONSIDERATIONS WITH RESPECT TO NEW YORK MONEY FUND

     Some of the significant financial considerations relating to investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

          The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending.
However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

          The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

          On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

          General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-
99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

          The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

          The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $64 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

          In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

          RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

          The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

          The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year.

As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

          DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                              -----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

          The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget (the "Plan"), was released on July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

          Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

          As a part of the Plan, changes were proposed to the State's borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-

99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (8) a challenge to the Governor's application of his constitutional line item veto authority.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

          On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.
The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

          The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

          Although the City has maintained balanced budgets in each of its last eighteen fiscal years and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing for the 1998 fiscal year, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and

$1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities were scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

          The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

          YEAR 2000 COMPLIANCE. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

          The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.


                            INVESTMENT LIMITATIONS

          The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not changed without the affirmative votes of the holders of a majority of each Fund's outstanding shares (as defined below under "Miscellaneous"):

          1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

          2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the Securities Act of 1933.

          3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

          4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

          5. A Fund may not purchase or sell commodities or commodities contracts.

          6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          7.  With respect to TempFund, TempCash, MuniFund and MuniCash only: A
              --------------------------------------------------------------
Fund may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          8.  With respect to TempFund only. TempFund may not purchase any
              -----------------------------
securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers' acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund interprets the exception for "certificates of deposit, and bankers' acceptances" in this fundamental policy to include other similar obligations of domestic banks.

          9.  With respect to TempCash only: TempCash may not purchase any
              -----------------------------
securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          10. With respect to California Money Fund and New York Money Fund
              -------------------------------------------------------------
only: Each of these Funds may not purchase any securities which would cause 25%
----
or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

          The following is a list of non-fundamental investment limitations applicable to each of the Funds or, as indicated below, to specific Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

          1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          2.  With Respect to MuniFund, MuniCash, Cal Money and NY Money only:
              ---------------------------------------------------------------
The Fund may not invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          3.  MuniFund and MuniCash only: A Fund may not invest in industrial
              --------------------------
revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than 3 years of continuous operations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

          Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition, if, in the opinion of the directors of the Company, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund's shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund's responsibilities under the 1940 Act or otherwise. If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund's class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

          Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund's liabilities, and dividing the result by the number of outstanding shares in the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of each of the portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares and Cash Management Shares, respectively.

          In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.


                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

          The business and affairs of the Company are managed under the direction of the Board of Trustees. The Trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

                                       Position with                        Principal Occupation
Name                                   the Company         Age              During Past 5 Years
----                                   -----------         ---              -------------------
G. Nicholas Beckwith, III              Trustee              53              President and Chief Executive
Beckwith Machinery Company                                                  Officer, Beckwith Machinery
4565 William Penn Highway                                                   Company; First Vice Chairman of
Murrysville, PA  15668                                                      the Board of  Directors,
                                                                            University of Pittsburgh Medical
                                                                            Center Shadyside/Presbyterian
                                                                            Hospitals; Second Vice Chairman of
                                                                            the Board of Directors, University
                                                                            of Pittsburgh Medical Center
                                                                            Health System; Board of Overseers,
                                                                            Brown University School of
                                                                            Medicine; Board of Trustees, Shady
                                                                            Side Academy; Trustee, Claude
                                                                            Worthington Benedum Foundation;
                                                                            Trustee, Chatham College; Director
                                                                            or Trustee of two other investment
                                                                            companies advised by BIMC.

Jerrold B. Harris                      Trustee,             56              President and Chief Executive
VWR Scientific Products Corp.          President and                        Officer, VWR Scientific Products
1310 Goshen Parkway                    Treasurer                            Corp.; Director or Trustee of two
West Chester, PA  19380                                                     other investment companies advised
                                                                            by BIMC.

Rodney D. Johnson*                     Trustee,             57              President, Fairmount Capital
Fairmount Capital Advisors, Inc.       President and                        Advisors, Inc.; Director or
1435 Walnut Street, Suite 300          Treasurer                            Trustee of five other investment
Philadelphia, PA  19102-3222                                                companies advised by BIMC.

Joseph P. Platt, Jr.                   Trustee              51              Partner, Amarna Partners (private
Amarna Partners                                                             investment company); formerly, a
One Oxford Centre, Suite 4260                                               Director and Executive Vice
Pittsburgh, PA  15219                                                       President of Johnson & Higgins.

                                       Position with                        Principal Occupation
Name                                   the Company         Age              During Past 5 Years
----                                   -----------         ---              -------------------
Robert C. Robb, Jr.1                   Trustee              53              Partner, Lewis, Eckert, Robb &
Lewis, Eckert, Robb & Co.                                                   Company (management and financial
425 One Plymouth Meeting                                                    consulting firm); Trustee, EQK
Plymouth Meeting, PA  19462                                                 Realty Investors; Director,
                                                                            Tamaqua Cable Products Company;
                                                                            Director, Brynwood Partners;
                                                                            former Director, PNC Bank.

Kenneth L. Urish                       Trustee              47              Managing Partner, Urish Popeck &
Urish Popeck & Co.                                                          Co. LLC (certified public
Three Gateway Center, Suite 2400                                            accountants and consultants).
Pittsburgh, PA  15222

Frederick W. Winter                    Trustee              53              Dean, Joseph M. Katz School of
Dean-Katz Graduate School of                                                Business  University of
Business                                                                    Pittsburgh; formerly, Dean, School
University of Pittsburgh                                                    of Management - State University
372 Mervis Hall                                                             of New York at Buffalo
Pittsburgh, PA  15260                                                       (1994-1997); former Director, Rand
                                                                            Capital (1996-1997); former
                                                                            Director, Bell Sports (1991-1998);
                                                                            former Director, Alkon Corporation
                                                                            (1992-1998).

W. Bruce McConnel, III                 Secretary            54              Partner of the law firm of
Drinker Biddle & Reath LLP                                                  Drinker Biddle & Reath LLP,
1345 Chestnut Street                                                        Philadelphia, Pennsylvania
Phildelphia, PA  19107-3496

_____________________________

* Mr. Johnson is an "interested person" of Provident Institutional Funds, as that term is defined in the 1940 Act, because he is an officer of the Company.

1.   From 1994 until April 14, 1998, Mr. Robb was a director of PNC Bank.

          The following provides certain information about the fees received by the trustees/directors of the Predecessor Companies and/or the Company and as directors/trustees of the Fund Complex for the year ending December 31, 1998.

==========================================================================================================================

                                                         PENSION OR                                  TOTAL
                                                         RETIREMENT                              COMPENSATION FROM
                                       AGGREGATE          BENEFITS                               COMPANY AND/OR
                                      COMPENSATION    ACCRUED AS PART                              PREDECESSOR
                                          FROM       OF COMPANY  AND/OR         ESTIMATED         COMPANIES AND
                                     COMPANY AND/OR     PREDECESSOR              ANNUAL           FUND COMPLEX/1/
          NAME OF PERSON,             PREDECESSOR        COMPANIES             BENEFITS UPON        PAID TO
             POSITION                  COMPANIES         EXPENSES               RETIREMENT         TRUSTEES
             --------                  ---------         --------               ----------         --------
-------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III, Trustee       $44,000.00         n/a                    n/a             $44,000.002
-------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris, Trustee               $44,000.00         n/a                    n/a             $44,000.002
-------------------------------------------------------------------------------------------------------------------------
Rodney D. Johnson*, Trustee,             $56,500.00         n/a                    n/a             $56,500.002
President and Treasurer
-------------------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr., Trustee            $        0         n/a                    n/a             $         0
-------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr., 1 Trustee           $        0         n/a                    n/a             $         0
-------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish, Trust                  $        0         n/a                    n/a             $         0
-------------------------------------------------------------------------------------------------------------------------
Frederick W. Winter, Trustee             $        0         n/a                    n/a             $         0
==========================================================================================================================


1. A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies a trustee served on within the Fund Complex.

* This trustee is considered by the Company to be an "interested person" of the Company as defined by the 1940 Act.

          Until January 28, 1999, when the Predecessor Companies were reorganized into the Company, G. Willing Pepper was director/trustee and Chairman of the Board of Temp, Fed and Cal Muni. William R. Howell and Rudolph
A. Peterson were each directors of Cal Muni. Anthony Santomero was a director of Cal Muni and NY Muni. Philip E. Coldwell and Robert F. Fortune were directors/trustees of Temp, Fed and Muni. Thomas A. Melfe and Francis E. Drake were each directors of NY Muni. Mr. Melfe was also Chairman of the Board of NY Muni.

          Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receive legal fees as counsel to the Predecessor Companies and receives legal fees as counsel to the Company. No employee of PDI, BIMC, PFPC or PNC Bank receives any compensation from the Predecessor Companies for acting as an officer or director of the Predecessor Companies. The directors and officers of the Predecessor Companies as a group own less than 1% of the shares of each of the Predecessor Funds.

INVESTMENT ADVISER

          The advisory services provided by BIMC are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                             TEMPFUND:
                             --------

          ANNUAL FEE                      AVERAGE NET ASSETS
          ----------                      ------------------

          .175%.........................  of the first $1 billion
          .150%.........................  of the next $1 billion
          .125%.........................  of the next $1 billion
          .100%.........................  of the next $1 billion
          .095%.........................  of the next $1 billion
          .090%.........................  of the next $1 billion
          .080%.........................  of the next $1 billion
          .075%.........................  of the next $1 billion
          .070%.........................  of amounts in excess of $8 billion.




                        TEMPCASH, MUNIFUND AND MUNICASH:
                        -------------------------------

          ANNUAL FEE                      A FUND'S AVERAGE NET ASSETS
          ----------                      ---------------------------

          .175%.........................  of the first $1 billion
          .150%.........................  of the next $1 billion
          .125%.........................  of the next $1 billion
          .100%.........................  of the next $1 billion
          .095%.........................  of the next $1 billion
          .090%.........................  of the next $1 billion
          .085%.........................  of the next $1 billion
          .080%.........................  of amounts in excess of $7 billion.

         FED FUND, T FUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND:
         ------------------------------------------------------------

                                          THE FUNDS' COMBINED
         ANNUAL FEE                       AVERAGE NET ASSETS
         ----------                       ------------------

          .175%.......................    of the first $1 billion
          .150%.......................    of the next $1 billion
          .125%.......................    of the next $1 billion
          .100%.......................    of the next $1 billion
          .095%.......................    of the next $1 billion
          .090%.......................    of the next $1 billion
          .085%.......................    of the next $1 billion
          .080%.......................    of amounts in excess of $7 billion.



                 CALIFORNIA MONEY FUND AND NEW YORK MONEY FUND:
                 ---------------------------------------------

         ANNUAL FEE                       A FUND'S AVERAGE NET ASSETS
         ----------                       ---------------------------

          .20%.......................     of the total net assets

          PFPC, as described below under "Co-Administrators", and BIMC are co-administrators of the Fund. They may from time to time reduce their fees to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Funds' average net assets.

          The following chart provides information with respect to the advisory fees paid (net of waivers) and advisory fees waived during the fiscal year of each Fund ended in 1996, 1997 and 1998:

---------------------------------------------------------------------------------------------------------------------------
FUND                          1998                              1997                                 1996
---------------------------------------------------------------------------------------------------------------------------
                    ADVISORY        ADVISORY         ADVISORY          ADVISORY          ADVISORY           ADVISORY
                    FEES            FEES             FEES              FEES              FEES               FEES
                    PAID            WAIVED           PAID              WAIVED            PAID               WAIVED
--------------------------------------------------------------------------------------------------------------------------
TempFund             $8,126,927       $2,315,278       $6,560,502        $2,576,521        $5,254,506          $2,765,282
--------------------------------------------------------------------------------------------------------------------------
TempCash              2,388,597        2,096,653        2,176,446         2,041,599         2,170,845           2,106,346
--------------------------------------------------------------------------------------------------------------------------
FedFund                 955,784          478,660        1,161,493           669,760         1,092,318             764,599
--------------------------------------------------------------------------------------------------------------------------
T-Fund                2,678,630        1,095,039        1,750,181           940,954         1,199,099             798,740
--------------------------------------------------------------------------------------------------------------------------
Federal Trust
Fund                    227,374          136,957          203,068           156,965           203,379             170,171
--------------------------------------------------------------------------------------------------------------------------
Treasury Trust
Fund                  1,093,223          499,881        1,002,514           587,865           907,460             653,409
--------------------------------------------------------------------------------------------------------------------------
MuniFund                567,677          489,376          717,070           497,287           752,680             545,635
--------------------------------------------------------------------------------------------------------------------------
MuniCash                367,734          615,881          268,834           534,948           238,520             488,851
--------------------------------------------------------------------------------------------------------------------------
California              374,215          729,108          268,716           621,301           254,168             594,290
Money
--------------------------------------------------------------------------------------------------------------------------
New York
Money                   202,770          450,544          150,755           420,034           133,705             391,595
--------------------------------------------------------------------------------------------------------------------------

________________________

The Funds' fiscal year ends were as follows: October 31: TempFund and TempCash September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund October 31, MuniFund and MuniCash November 30, California Money Fund January 31 and New York Money Fund July 31.

CO-ADMINISTRATORS

          BIMC and PFPC serve as the Fund's co-administrators. PFPC has its principal business address at 400 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of PNC Bank Corp. and is an affiliate of BIMC As the Funds' co-administrators, BIMC and PFPC have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the co-administrators are entitled jointly to receive fees, computed daily and payable monthly, as described above determined in the same manner as BIMC's advisory fee set forth above. For information regarding the administrators' obligation to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser" above. Any fees waived by the administrators with respect to a particular fiscal year are not recoverable.

          The following chart provides information with respect to the administration fees (net of waivers) paid and administration fees waived during the fiscal years for each Fund ended in 1996, 1997 and 1998:

------------------------------------------------------------------------------------------------------------------
FUND                   1998                                1997                                1996
------------------------------------------------------------------------------------------------------------------
          ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION
          FEES PAID         FEES WAIVED       FEES PAID         FEES WAIVED       FEES PAID         FEES WAIVED
------------------------------------------------------------------------------------------------------------------
TempFund       $8,126,927        $2,315,278        $6,560,502        $2,576,521       $5,254,506        $2,765,282
------------------------------------------------------------------------------------------------------------------
TempCash        2,388,597         2,096,653         2,176,446         2,041,599        2,170,845         2,106,346
------------------------------------------------------------------------------------------------------------------
FedFund           955,784           478,660         1,161,493           669,760        1,092,318           764,599
------------------------------------------------------------------------------------------------------------------
T-Fund          2,678,630         1,095,039         1,750,181           940,954        1,199,099           798,740
------------------------------------------------------------------------------------------------------------------
Federal Trust
Fund              227,374           136,957           203,068           156,965          203,379           170,171
------------------------------------------------------------------------------------------------------------------
Treasury Trust
Fund            1,093,223           499,881         1,002,514           587,865          907,460           653,409
------------------------------------------------------------------------------------------------------------------
MuniFund          567,677           489,376           717,070           497,287          752,680           545,635

------------------------------------------------------------------------------------------------------------------
MuniCash          367,734           615,881           268,834           534,948          238,520           488,851

------------------------------------------------------------------------------------------------------------------
California        374,215           729,108           268,716           621,301          254,168           594,290
Money
------------------------------------------------------------------------------------------------------------------
New York
Money             202,770           450,544           150,755           420,034          133,705           391,595
------------------------------------------------------------------------------------------------------------------

     The Funds' fiscal year ends were as follows: October 31: TempFund and TempCash September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund October 31, MuniFund and MuniCash November 30, California Money Fund January 31, and New York Money Fund July 31.

DISTRIBUTOR

          Provident Distributos, Inc. ("PDI") acts as the distributor of the Fund's shares. PDI is a Delaware corporation and has its principal business address at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Fund to the distributor for its distribution services.

CUSTODIAN AND TRANSFER AGENT

          Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of the Adviser, serves as each Fund's custodian, holding a Fund's portfolio securities, cash and other property. PFPC Trust Company has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, with an additional custodial services location at 200 Stevens Drive, Suite 410, Lester, Pennsylvania 19113. Under the Custodian Agreement, PFPC Trust Company has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Trustees concerning a Fund's operations.

          PFPC Trust Company is also authorized to select one or more banks or trust companies to serve as sub-custodian or agent on behalf of a Fund, provided that PFPC Trust Company shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian or agent chosen by PFPC Trust Company. Currently, PFPC Trust Company has chosen PNC Bank to serve as agent to the Funds.

          Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to $.25 for each $1,000 of each Fund's average daily gross assets. With respect to TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund and MuniCash, such fee declines as each such Fund's average daily gross assets increase. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund. The fees of PNC Bank are paid by PFPC Trust Company and not the Funds.

          PFPC also serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares; (iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services.

BANKING LAWS

          Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers.

          BIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BIMC and PFPC from continuing to perform such services for the Funds.
If BIMC and PFPC were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

SERVICE ORGANIZATIONS

          Each of the Funds enter into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar Shares and, with respect to T-Fund, MuniFund, TempFund, NY Money Fund and California Money Fund, Plus Shares, in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar and Plus Shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus Shares; (iii) processing dividend payments from the Fund on behalf of customers;
(iv) providing information periodically to customers showing their positions in Dollar and Plus Shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and
(ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus Shares provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus Shares.

          TempFund, T-Fund, MuniFund and California Money Fund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Administration Shares, in consideration of .10% (on an annualized basis) of the average daily net asset value of the Administration Shares held by the Service Organization for the benefit of their customers. Such services include, but are not limited to: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

          TempFund, T-Fund, MuniFund and California Money Fund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Reserve Shares, in consideration of a total of .40% (on an annualized basis) of the average net asset value of the Cash Reserve Shares held by the Service Organization for the benefit of their customers. An initial.20% (on an annual basis) of the average daily net asset value of such Shares will be paid for service organizations for providing the following Services: (i) providing customers with a service that invests the assets of their account in Cash Reserve Shares, (ii) responding to customer inquiries related to the services performed by the Service Organization, (iii) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders' investments, (iv) assisting shareholders in designating and changing dividend options, account designations and addresses and (v) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series (a "Sweep Service") based on established target levels for the customer's demand deposit accounts. Another .20% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing the following Services: (vi) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent, (vii) processing dividend payments from the particular portfolio on behalf of customers; (viii) providing information periodically to customers showing their position in Cash Reserve Shares, (ix) arranging for bank wires; (x) providing sub-accounting with respect to Cash Reserve Shares beneficially owned by customers or the information necessary for sub-accounting; (xi) forwarding shareholder communications from the particular portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; (xii) other similar services if requested by the particular portfolio, (xiii) providing the necessary computer hardware and software which links the service organization's DDA system to an account management system; (xiv) providing period statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a service organization; and (xv) furnishing (either separately or an integrated basis with other reports sent to a shareholder by a service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

          TempFund, T-Fund, MuniFund and California Money Fund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Management Shares, in consideration of a total of .50% (on an annualized basis) of the average net asset value of the Cash Management Shares held by the Service Organization for the benefit of their customers. An initial.25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing the following Services: (i) providing customers with a service that invests the assets of their account in Cash Management Shares, (ii) responding to customer inquiries related to the services performed by the service organization, (iii) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders' investments, (iv) assisting shareholders in designating and changing dividend options, account designations and addresses, (v) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series (a "Sweep Service") based on established target levels for the customer's demand deposit accounts, (vi) marketing and activities, including direct mail promotions that promote sweep service, (vii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing (viii) distribution of literature promoting sweep services, (ix) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of sweep services. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to service organizations for providing the following services: (x) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent, (xi) processing dividend payments from the particular portfolio on behalf of customers; (xii) providing information periodically to customers showing their position in Cash Management Shares, (xiii) arranging for bank wires; (xiv) providing sub-accounting with respect to Cash Management Shares beneficially owned by customers or the information necessary for sub-accounting; (xv) forwarding shareholder communications from the particular portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; (xvi) other similar services if requested by the particular portfolio, (xvii) providing the necessary computer hardware and software which links the service organization's DDA system to an account management system; (xviii) providing period statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a service organization; and (ixx) furnishing (either separately or an integrated basis with other reports sent to a shareholder by a service organizations) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

          The Fund's agreements with Service Organizations are governed by Plans (called "Shareholder Services Plan" for the Dollar, Administration, Cash Reserves and Cash Management Shares and "Distribution and Services Plan" for the Plus shares), which have been adopted by the Fund's Board of Trustees pursuant to applicable rules and regulations of the SEC. Pursuant to the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Fund's trustees, including a majority of the trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees have approved the Funds' arrangements with Service Organizations based on information provided to the Boards that there is a reasonable likelihood that the arrangements will benefit the Class of Shares of the Fund charged with such fees and its shareholders. Any material amendment to the Funds' arrangements with Service Organizations must be made in a manner approved by a majority of the Funds' Board of Trustees (including a majority of the Non-Interested Trustees), and any amendment to increase materially the costs under the Distribution and Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at .25%, the Plans adopted by the Board of Trustees permits the Board to increase this fee to .40% without shareholder approval.) So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Funds' Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

          The following chart provides information with respect to the fees paid to Service Organizations, including the amounts paid to affiliates of BIMC during the fiscal year for each Fund ended in 1996, 1997 and 1998.

-----------------------------------------------------------------------------------------------------
  FUND                                 1998                    1997                   1996
-----------------------------------------------------------------------------------------------------
                                Total Fees/Fees to      Total Fees/Fees to     Total Fees/Fees to
                                    Affiliates              Affiliates             Affiliates
-----------------------------------------------------------------------------------------------------
  TempFund Dollar                $   772,304/$104,448     $ 863,301/$617,378     $ 307,468/$215,093
-----------------------------------------------------------------------------------------------------
  TempCash Dollar                    1,088,006/27,566      1,214,833/380,851      1,226,772/328,534
-----------------------------------------------------------------------------------------------------
  FedFund Dollar                        125,091/1,900         189,582/12,793         274,229/45,165
-----------------------------------------------------------------------------------------------------
  T-Fund Dollar                   1,483,848/1,020,059      1,066,632/664,865        492,530/421,267
-----------------------------------------------------------------------------------------------------
  Treasury Trust Dollar             1,007,664/206,583        895,799/281,300        647,320/147,014
-----------------------------------------------------------------------------------------------------
  Federal Trust Dollar                       95,541/0               88,473/0          61,691/17,418
-----------------------------------------------------------------------------------------------------
  MuniFund Dollar                           144,751/0            150,996/272          130,964/1,964
-----------------------------------------------------------------------------------------------------
  MuniCash Dollar                           273,684/0         285,897/11,464         248,904/25,886
-----------------------------------------------------------------------------------------------------
  California Money Dollar                 308,298/428          187,911/2,115           59,647/2,244
-----------------------------------------------------------------------------------------------------
  California Money Plus                           0/0                    0/0                    0/0
-----------------------------------------------------------------------------------------------------
  New York Money Dollar                         504/0            8,458/8,408                   22/0
-----------------------------------------------------------------------------------------------------
  New York Money Plus                             0/0                    0/0                    0/0
-----------------------------------------------------------------------------------------------------

_________________

     The Funds' fiscal year ends were as follows: October 31: TempFund and TempCash-September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund-October 31, MuniFund and MuniCash-November 30, California Money Fund-January 31, and New York Money Fund-July 31.

EXPENSES
--------

          A Fund's expenses include taxes, interest, fees and salaries of the Company's Trustees and officers who are not Trustees, officers or employees of the Company's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a shareholder who has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of taxable interest or dividends, or has failed to certify to the Fund that he is not subject to backup withholding when required to do so or that it is an "exempt recipient."

          The following is applicable to MuniFund, MuniCash, California Money Fund and New York Money Fund only:

          As described above and in the Funds' Prospectuses, each Fund is designed to provide institutions with current tax-exempt interest income. Neither Fund is intended to constitute a balanced investment program nor is designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from a Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, a Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

          In order for a Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of that Fund's assets must consist of exempt-interest obligations

                                   DIVIDENDS

GENERAL
-------

          Each Fund's net investment income for dividend purposes consists of
(i) interest accrued and original issue discount earned on that Fund's assets,
(ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and Trustees' fees) of the Company prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Dollar Shares and/or Plus Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


              ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION

          The "yields" and "effective yields" are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          The following chart provides information with respect to the yields as of each Fund's most recent fiscal year or period.*

---------------------------------------------------------------------------------------------------------------------
                                                7 DAY                                      30 DAY
---------------------------------------------------------------------------------------------------------------------
                                  YIELD                COMPOUNDED                YIELD             COMPOUNDED
                                                       EFFECTIVE                                   EFFECTIVE
                                                       YIELD                                       YIELD
---------------------------------------------------------------------------------------------------------------------
  TempFund                          5.43%                  5.58%                  5.45%                 5.60%
---------------------------------------------------------------------------------------------------------------------
  TempFund Dollar                   5.18                   5.31                   5.20                  5.33
---------------------------------------------------------------------------------------------------------------------
  TempCash                          5.45                   5.60                   5.47                  5.62
---------------------------------------------------------------------------------------------------------------------
  TempCash Dollar                   5.20                   5.33                   5.22                  5.36
---------------------------------------------------------------------------------------------------------------------
  FedFund                           4.91                   5.03                   5.01                  5.14
---------------------------------------------------------------------------------------------------------------------
  FedFund Dollar                    4.66                   4.77                   4.76                  4.87
---------------------------------------------------------------------------------------------------------------------
  T-Fund                            4.80                   4.91                   4.91                  5.03
---------------------------------------------------------------------------------------------------------------------
  T-Fund Dollar                     4.55                   4.65                   4.66                  4.77
---------------------------------------------------------------------------------------------------------------------
  Federal Trust Fund                4.88                   5.00                   5.01                  5.14
---------------------------------------------------------------------------------------------------------------------
  Federal Trust Dollar              4.63                   4.74                   4.76                  4.87
---------------------------------------------------------------------------------------------------------------------
  Treasury Trust Fund               4.59                   4.69                   4.63                  4.74
---------------------------------------------------------------------------------------------------------------------
  Treasury Trust Dollar             4.34                   4.43                   4.38                  4.48
---------------------------------------------------------------------------------------------------------------------
  MuniFund                          3.06                   3.11                   3.06                  3.11
---------------------------------------------------------------------------------------------------------------------
  MuniFund Dollar                   3.81                   2.85                   2.81                  2.85
---------------------------------------------------------------------------------------------------------------------
  MuniCash                          3.22                   3.27                   3.19                  3.24
---------------------------------------------------------------------------------------------------------------------
  MuniCash Dollar                   2.97                   3.01                   2.94                  2.98
---------------------------------------------------------------------------------------------------------------------
  California Money Fund             3.15                   3.20                   3.02                  3.07
---------------------------------------------------------------------------------------------------------------------
  California Money Dollar           2.90                   2.94                   2.77                  2.81
---------------------------------------------------------------------------------------------------------------------
  California Money Plus+            2.90                   2.94                   2.77                  2.81
---------------------------------------------------------------------------------------------------------------------
  New York Money Fund               3.32                   3.37                   3.15                  3.20
---------------------------------------------------------------------------------------------------------------------
  New York Money Dollar+            3.07                   3.12                   2.90                  2.94
---------------------------------------------------------------------------------------------------------------------
  New York Money Plus+              3.07                   3.12                   2.90                  2.94
---------------------------------------------------------------------------------------------------------------------

          The Funds' fiscal year ends were as follows: October 31: TempFund and TempCash-September 30, Fed Fund, T-Fund, Federal Trust Fund, Treasury Trust-Fund October 31, MuniFund and MuniCash-November 30, California Money Fund-January 31 and New York Money Fund-July 31.

* No information is provided regarding the yields with respect to the Administration, Cash Reserves and Cash Management Classes of TempFund, MuniFund, T-Fund and California Money Fund and the Plus Shares of T-Fund, MuniFund and TempFund because such Classes had no Shares outstanding on December 31, 1998.

+    Estimated

          From time to time, in reports to shareholders or otherwise, a Fund's yield or total return may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the IBC/Donoghue's Money Fund Average, which is an average
                                  ----- ---- -------
compiled by IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from
                                                       ---- ---- -------
money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          YIELD AND RETURN WILL FLUCTUATE, AND ANY QUOTATION OF YIELD OR RETURN SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields and returns fluctuate, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield or return calculations; such fees, if charged, would reduce the actual yield or return from that quoted.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

          From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

          The following information has been provided by the Funds' distributor:
In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                   ADDITIONAL DESCRIPTION CONCERNING SHARES

          The Company was organized as a Delaware business trust on October 21, 1998. The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, the classes authorized are Dollar, Plus, Administration, Cash Reserves and Cash Management.

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          Holders of shares in a Fund in the Company will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that Fund's Dollar Plus, Administration, Cash Reserves and Cash Management Shares, as described in "Service Organizations" above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with its Service Organizations. Further, shareholders of each of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

          Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                    COUNSEL

          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, will pass upon the legality of the shares offered hereby.

          Wilkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, acts as special New York Counsel for the Company and has reviewed the portions of this Statement of Additional Information and the New York Money Fund's Prospectus concerning New York taxes and the description of special considerations relating to New York Municipal Obligations. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, acts as special California Counsel and has reviewed the portions of this Statement of Additional Information and the California Money Fund's Prospectus concerning California taxes and the description of special considerations relating to California Municipal Obligations.

                                   AUDITORS

          PricewaterhouseCoopers LLP, with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of each Fund for the fiscal year ended October 31, 1999.

                              FINANCIAL STATEMENTS

     The Annual Reports to Shareholders of Temp, Fed, Muni, Cal Muni and NY Muni for their respective fiscal year ended September 30, 1998, October 31, 1998, November 30, 1998, January 31, 1998 and July 31, 1998 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports ("the Financial Statements") are incorporated by reference into this Statement of Additional Information by reference. The Financial Statements for Temp, Fed, Cal Muni and NY Muni have been audited by such Companies independent accountant, PricewaterhouseCoopers LLP, whose reports thereon also appears in the applicable Annual Reports and is incorporated herein by reference. The Financial Statement for Muni has been audited by Muni's independent accountant, KPMG, whose report thereon also appears in Muni's Annual Report and is incorporated by reference. The Financial Statements in the Annual Reports have been incorporated herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                                 MISCELLANEOUS

SHAREHOLDER VOTE

          As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.


SECURITIES HOLDINGS OF BROKERS

          As of September 30, 1998, the value of TempFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: Morgan Stanley & Co., $1,398,136,000; Goldman Sachs & Co., $790,000,000;
Merrill Lynch; $558,685,000; Bear Stearns & Co., $45,000,000; GE Capital Corp., $442,685,000; SBC Warburg Dillon Read, Inc., $302,000,000; Lehman Brothers Holding, Inc., $200,000,000 and Credit Suisse First Boston Corp.,
$147,094,000

          As of September 30, 1998, the value of TempCash's aggregate holdings of the securities of each of its regular brokers or dealers or their parent was:
Lehman Brothers Holding, Inc., $153,106,000; Bear Stearns & Co., $150,000,000; GE Capital Corp., $123,471,000 and Merrill Lynch, $98,300,000.

CERTAIN RECORD HOLDERS

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Federal Trust Fund were as follows: WESTCO Park West Bank & Trust Co. Elaine Bourbonnais/Trust Dept. Westbank Annex 229 Park Avenue W. Springfield, MA 01089 (7.350%); Administrative Services (IFG) Chase Manhattan Bank Client Service Dept. Attn: Sevan Marinos, 16th Fl. 1Chase Manhattan Plaza New York, NY 10017 (13.470%); Green Mountain Bank Trust Operations Department P.O. Box 669 Rutland, VT 05702 (7.840%); Peoples Two Ten Company Summit Bank FBO BSB Bank & Trust ATTN: Trust Operations-7th Fl. P.O. Box 821 Hackensack, NJ 47602 (9.850%); Payroll People Partnership II Attn: Ms. Robynne Whetton 1922 N. Helm Street Fresno, CA 93727 (5.580%); Obie & Co. Chase Bank of Texas Attn:
STIF Unit Mail Code 18HCB340 P.O. Box 2558 Houston,  TX 77252 (23.420%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Federal Trust Fund Dollar Shares were as follows:
Sanbarco, Santa Barbara Bank & Trust, Attn: Trust Div./Money Mkt. Desk, P.O. Box 2340, Santa Barbara, CA 93120 (74.620%); TTEE/KES L C

Collateral Acct., Bank of Tokyo Trust Co., Attn: Kristy Yee, Corporate Trust Dept. 10th Fl., 1251 Avenue of the Americas, New York, NY 10020 (10.090%); County/Highview Trust & Co., Commercial Natl. Westmoreland, HUT Partners/Corp. Cash Sweep, Attn: James Harris, 19 N. Main Street Greensburg, PA 15601 (7.840%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund were as follows: Saxon & Company, PNC Bank, Attn:
Income Collect, Airport Bus, Ctr./Intl.Court 2, 200 Stevens Dr. F3-F076-02-2, Lester, PA 19115 (5.140%); Worldcom Inc., Attn: General Accounting, 515 East Amite, Jackson, MS 39201 (8.060%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Dollar Shares were as follows: Hershey Trust Co.,
Attn: Rob Vowler, P.O. Box 445, Hershey, PA 17033, (5.900%); Sanbarco, Santa Barbara Bank & Trust, Attn: Trust Div./Money Mkt. Desk, P.O. Box 2340, Santa Barbara, CA 93120 (11.310%); Cash Management Temp Fund, Broadway National Bank, Sweep Omnibus Account, Attn: Eleanor Thomas, P.O. Box 17001, San Antonio, TX 78217 (12.140%); D & N Bank, Attn: Duane Aho, 400 Quincy Street, Hancock, MI 49930, (5.920); Mutual Partner/Corp. Cash Sweep, PNCBank New England, 125 High Street, Boston, MA 02110 (11.090%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash were as follows: Saxon & Company, PNC Bank, Attn:
Income College, Airport Bus. Ctr./Intl. Court 2, 200 Stevens Dr. F3-F076-02-2, Lester, PA 19113 (11.110%); SLAM, Chase Manhattan, Steve Yonkers/SEC Lending, 4 New York Plaza - 11th Fl., New York, NY 10004 (5.100%); Wellnik & Co., BZN Barclays Global Investors, Attn: Peter Mandis, 45 Fremont Street - 16th Fl., San Francisco, CA 94105 (9.340%); USAA Brokerage Services, Attn: Karl Borgerding, BSB/Brokerage OPS/A03S, 9800 Fredericksburg Road, San Antonio, TX 78230 (5.340%); AT&T Capital Corporation, Attn: Chris Grimes, 44 Whippany Road, Morristown, NJ 07962, (5.450%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Dollar Shares were as follows: Cash Balance Sweeps, BHC Securities Inc., Attn: Jeanmarie Beukers, 2005 Market Street, One Commerce Square - 11th Fl., Philadelphia, PA 19103 (50.790%); Citibank NA, ICBD Cash Management, Attn: Denise Stanley, 3800 Citibank Center Tampa, Tampa, FL 33610 (19.550%); Norwest Investment Services, Inc., Attn: Pamela Siner, 608 2nd, Avenue South - 8/th/ Fl., Minneapolis, MN 55479 (9.130%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund were as follows: Marine Midland Gen. Acct. #10, Marine Midland Bank NA, Collective TR Funds - 17/th/ Floor, Attn: Christine Hencel, 1 Marine Midland Center, Buffalo, NY 14203

(6.720%); Merchantile Bank, NA, Trust Securities Unit 17-1, Attn: Cash Management, P.O. Box 387, Main Post Office, St. Louis, MO 63166 (7.700%); Saxon & Company/Custody PNC Bank, Income Collections 76-A-260, Airport Bus Ctr./Intl. Court 2, 200 Stevens Drive Lester, PA 19113 (6.070%); Administrative Services
(IFG), Chase Manhattan Bank, Client Service Dept., Attn: Sevan Marinds - 16/th/ Fl., 1 Chase Manhattan Plaza, New York, NY 10017 (6.440%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Dollar Shares were as follows: First Nat'l Bank of Cortland, Attn: Trust Dept., P.O. Box 5430, Cortland, NV 33045 (10.850%); Straco, Bank of Lancaster County NA, Attn: Trust Technical Services, P.O. Box 38, 1097 Commercial Avenue, East Petersburg, PA 17520 (8.310%); Rogers & Company, C/O Advest Bank, 90 State House Square, Hartford, CT 06103 (5.270%); Norwest Investment Services, Inc., Attn: Pamela Siner, 608 2nd Avenue South - 8th Fl., Minneapolis, MN 55479 (29.730%); GSB & Co, Glenview State Bank, Mut. Partners/Corp. Cash Sweep, Attn: Trust Department, 800 Waukegan Road, Glenview, IL 60025 (32.730%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund were as follows: Saxon & Company, PNC Bank, Attn:
Income Collect, Airport Bus. Ctr/Intl. Court 2, 200 Stevens Dr., F3-F076-02-2, Lester, PA 19113 (5.020%); Norwest Bank of Minneapolis NA, Attn: Cash Sweep Processing, 733 Marquette Avenue, Minneapolis, MN 55479 (9.480%); Administrative Services (IFG), Chase Manhattan Bank, Client Service Dept., Attn:
Sevan Marinos - 36/th/ Fl., 1 Chase Manhattan Plaza, New York, NY  10017
(20.410%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Dollar Shares were as follows: Sunshine State Govt. Commission, Bankers Trust Company, Dade County Fl/Ins Reserve, 4 Albany Street - 4th Floor, New York, NY 10006 (77.980%); Sunshine State Govt. Commission, Bankers Trust Company, Tax Exempt/Initial Excess Int., 4 Albany Street - 4/th/ Floor, New York, NY 10006 (7.790%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash were as follows: Laird Norton Trust Company, Norton Building 11th Fl., 801 2nd Avenue Seattle, WA 98104 (10.490%); Transco & Company, Intrust Bank, NA, Attn: Trust Operations P.O. Box 1, Wichita, KS 67201 (7.510%); Saxon & Company/Cash Advisor, PNC Bank Attn: Income Collect 76-A-260, Airport Bus Ctr./Intl. Court 2, 200 Stevens Drive, Lester, PA 19113 (11.330%); Patterson Dental Company, Attn: Thomas E. Alderman, 1031 Mendota Heights Road, St. Paul, MN 55120 (6.800%); Tax-Exempt Money Market Fund, Cash Resource Trust, c/o IFTC A/C 74-9425-005, P.O. Box 419847, Kansas City, MO 64141 (5.910%);
Electronics Boutique Inc., Attn: Pedro Alvarez, 931 S. Matlack Street, West Chester, PA 19382 (5.490%); USAA Brokerage Services, Attn: Karl Borgerding, BSB/Brokerage OPS/A03S, 9800 Fredericksburg Road, San Antonio, TX 78230 (20.440%)

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Dollar Shares were as follows: Cash Balance Sweeps, BMC Securities Inc., Attn: Jeanmarie Beukers, 2005 Market Street, One Commerce Square 11th Fl., Philadelphia, PA 19103 (38.250%); Laird Norton Trust Company, Attn: Mutual Funds Cashier, Norton Building 11/th/ Floor, b801 2nd Avenue, Seattle, WA 98104 (43.600%); Capital Network Services, Attn: Jena Ruhland, One Bush Street 11/th/ Fl., San Francisco, CA 94104 (8.250%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund were as follows: GSS as Agent, Chase Manhattan Bank, N.A., Ray DeJesus/Bk Coding/Money Fd, 4 New York Plaza 9th Floor, New York, NY 10004 (25.160%); Sanbarco Santa Barbara Bank & Trust, Attn:
Trust Div./Money Mkt. Desk, P.O. Box 2340, Santa Barbara, CA 93120 (8.990%); City National Bank, Attn: Nina Concio, P.O. Box 60520, Los Angeles, CA 90066 (17.380%); The Whittaker Trust Company, Attn: Renee McQueen, 1600 Huntington Drive, South Pasadena, CA 91030 (7.990%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Dollar Shares were as follows:
Morgan Guaranty Trust Co. of NY, Funds Transfer Agency Group, Attn: Kenneth A. Faith 2/OPS3, 500 Stanton Christiana Rd., Newark, DE 19713 (89.060%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund were as follows: Trulin & Co., Chase Manhattan Bank N.A., Attn: Pooled Funds, P.O. Box 1412, Rochester, NY 14603 (20.670%); Fleet New York, Fleet Investment Services, Attn: Barbara Lumba, 159 East Main St., NV/RO/T03C, Rochester, NY 14638 (13.980%); GSS As Agent, Chase Manhattan Bank N/A, Ray DeJesus/Bk Coding/Money FD, 4 New York Plaza - 9/th/ Floor, New York, NY 10004 (7.130%); Administrative Services (IFG), Chase Manhattan Bank, Client Service Dept., Attn: Sevan Marions - 16/th/ Fl., 3 Chase Manhattan Plaza New York, NY 10017 (28.760%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund were as follows: PNC Mortgage Securities Corp.,
Attn: Master Servicing-TR Cash, 75 N. Fairway Drive, Vernon Hills, IL 60061 (14.460%); Union Bank, Jeanne Chizek/Tr Fund Acctg., P.O. Box 85602, San Diego, CA 92186 (10.450%); Obie & Co., Chase Bank of Texas, Attn: STIF Unit, P.O. Box 2558, Houston, TX 77252 (7.250%); Midland Loan Services Inc., Attn: Laurie Degraaf, 210 W. 10th Street, Kansas City, MD 64105 (12.500%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund Dollar Shares were as follows: Saxon & Company, PNC Bank, Attn: Income Collect, Airport Bus Ctr./Intl. Court 2, 200 Stevens Dr., F3-F076-02-2, Lester, PA 19113 (5.740%); Obie & Co.

Chase Bank of Texas, Attn: STIF Unit, Mail Code 18HCB340, P.O. Box 2558, Houston, TX 77252 (61.900%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Fund were as follows: Saxon & Company, PNC Bank, Attn: Income Collect, Airport Bus. Ctr./Intl. Court 2, 200 Stevens Dr., F3-F076-02-2, Lester, PA 19113 (5.850%); C/O M & I National Trust Co., Finweb Co., Attn: Mark & Kandel, P.O. Box 1980, West Bend, WI 53095 (5.510%); Trust Department, Zions First National Bank, Attn: Trust Department, P.O. Box 30880, Salt Lake City, UT 84130 (7.660%); Administrative Services (IFG), Chase Manhattan Bank, Client Service Dept., Attn: Sevan Marinos 16/th/ Fl., 1 Chase Manhattan Plaza, New York, NY 10017 (5.440%); FBO Omnibus Accounts, PNC Bank/Saxon & Co., Mutual Fund Processing/2nd Fl., P.O. Box 7760 1888, Philadelphia, PA 19182 (6.600%); General Fund County of Alleghney, Mary Alice McDonough - Treasurer, Attn: Joe Gurcak, Room 109, Courthouse Grant St., Pittsburgh, PA 15219 (6.660%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Fund Dollar Shares were as follows: Bankers Trust Company, Attn: Mike Joseph, 1 South Street 18th Floor, Baltimore, MD 21202 (41.750%); Obie & Co., Chase Bank of Texas, Attn: STIF Unit, Mail Code 18HCB340, P.O. Box 2558, Houston, TX 77252 (13.750%); NMAC Collection Account #2, Bank of Tokyo Trust Co., Attn: Kristy YEE, Corporate Trust Dept. 10/th/ Fl., 1251 Avenue of the Americas, New York, NY 10020 (12.360%).

                                  APPENDIX A
                                  ----------

COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the applicable rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the applicable rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          The applicable rating categories of Duff & Phelps for commercial paper and short-term debt are "D-1" and "D-2." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the applicable ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the applicable ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          PLUS (+) OR MINUS (-) - The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The following summarizes the applicable ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in the generic rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          To provide more detailed indications of credit quality, the "AA," and "A," ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the applicable ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          PLUS (+) OR MINUS (-) - The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      A-5